LEASE


                                     BETWEEN


                         REPLIGEN CORPORATION, AS TENANT


                                       AND


                           WEST SEYON LLC, AS LANDLORD


                     35 SEYON STREET, WALTHAM, MASSACHUSETTS



The submission of an unsigned copy of this document to Tenant for Tenant's consideration does not constitute an offer to lease the Premises or an option to or for the Premises. This document shall become effective and binding only upon the execution and delivery of this Lease by both Landlord and Tenant.

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----

ARTICLE 1       BASIC DATA; DEFINITIONS......................................1
         1.1    Basic Data...................................................1
         1.2    Definitions..................................................3
         1.3    Enumeration of Exhibits......................................6

ARTICLE 2       PREMISES AND APPURTENANT RIGHTS..............................7
         2.1    Lease of Premises............................................7
         2.2    Appurtenant Rights and Reservations..........................7
         2.3    Tenant's Parking Areas.......................................7
         2.4    Option to Extend.............................................8
         2.5    Right of First Offer.........................................9

ARTICLE 3       BASIC RENT..................................................10
         3.1    Payment.....................................................10

ARTICLE 4       COMMENCEMENT AND CONDITION..................................10
         4.1    Base Building Work; Commencement Date.......................10
         4.2    Tenant's Work...............................................11
         4.3    Condition; Landlord's Warranty..............................13
         4.4    Rent Credit.................................................13

ARTICLE 5       USE OF PREMISES.............................................14
         5.1    Permitted Use...............................................14
         5.2    Installations and Alterations by Tenant.....................16
         5.3    Extra Hazardous Use.........................................17
         5.4    Hazardous Materials.........................................18

ARTICLE 6       ASSIGNMENT AND SUBLETTING...................................19
         6.1    Prohibition.................................................19
         6.2    Acceptance of Rent..........................................21
         6.3    Intentionally Omitted.......................................21
         6.4    Landlord's Recapture Right..................................22
         6.5    Further Requirements........................................22

ARTICLE 7       RESPONSIBILITY FOR REPAIRS AND CONDITION OF PREMISES;
                SERVICES TO BE FURNISHED BY LANDLORD........................23
         7.1    Landlord Repairs............................................23
         7.2    Tenant Repairs..............................................23
         7.3    Floor Load - Heavy Machinery................................24
         7.4    Utility Services............................................24


                                     (i)

         7.5    Other Services..............................................24
         7.6    Interruption of Service.....................................25

ARTICLE 8       REAL ESTATE TAXES...........................................27
         8.1    Payments on Account of Real Estate Taxes....................27
         8.2    Abatement...................................................28

ARTICLE 9       OPERATING AND UTILITY EXPENSES..............................28
         9.1    Definitions.................................................28
         9.2    Tenant's Payment of Operating Expenses......................29
         9.3    Utility Payments............................................30

ARTICLE 10      INDEMNITY AND PUBLIC LIABILITY INSURANCE....................30
         10.1   Tenant's Indemnity..........................................30
         10.2   Tenant Insurance............................................31
         10.3   Tenant's Risk...............................................31
         10.4   Waiver of Subrogation.......................................32

ARTICLE 11      FIRE, EMINENT DOMAIN, ETC...................................32
         11.1   Landlord's Right of Termination.............................32
         11.2   Restoration; Tenant's Right of Termination..................33
         11.3   Landlord's Insurance........................................33
         11.4   Abatement of Rent...........................................33
         11.5   Condemnation Award..........................................34

ARTICLE 12      HOLDING OVER; SURRENDER.....................................34
         12.1   Holding Over................................................34
         12.2   Surrender of Premises.......................................34

ARTICLE 13      RIGHTS OF MORTGAGEES; TRANSFER OF TITLE.....................35
         13.1   Rights of Mortgagees........................................35
         13.2   Assignment of Rents and Transfer of Title...................36
         13.3   Notice to Mortgagee.........................................36

ARTICLE 14      DEFAULT; REMEDIES...........................................37
         14.1   Tenant's Default............................................37
         14.2   Landlord's Remedies.........................................40
         14.3   Additional Rent.............................................41
         14.4   Remedying Defaults..........................................42
         14.5   Remedies Cumulative.........................................42
         14.6   Enforcement Costs...........................................42
         14.7   Waiver......................................................42
         14.8   Security Deposit............................................43
         14.9   Landlord's Default..........................................45

                                    (ii)

ARTICLE 15      MISCELLANEOUS PROVISIONS....................................45
         15.1   Rights of Access............................................45
         15.2   Covenant of Quiet Enjoyment.................................45
         15.3   Landlord's Liability........................................45
         15.4   Estoppel Certificate........................................46
         15.5   Brokerage...................................................46
         15.6   Rules and Regulations.......................................46
         15.7   Invalidity of Particular Provisions.........................47
         15.8   Provisions Binding, Etc.....................................47
         15.9   Recording...................................................47
         15.10  Notice......................................................47
         15.11  When Lease Becomes Binding; Entire Agreement; Modification..48
         15.12  Paragraph Headings and Interpretation of Sections...........48
         15.13  Dispute Resolution..........................................48
         15.14  Waiver of Jury Trial........................................49
         15.15  Time Is of the Essence......................................49
         15.16  Multiple Counterparts.......................................49
         15.17  Governing Law...............................................49

EXHIBIT A  Location Plan of Premises

EXHIBIT B  Site Plan of Building

EXHIBIT C  Commencement Date Letter

EXHIBIT D  Operating Expenses

EXHIBIT E  Rules and Regulations of Building

EXHIBIT F  Parking Areas

EXHIBIT G  Base Building Plans

EXHIBIT H  Form Letter of Credit

EXHIBIT I  Tenant's Approved Hazardous Materials

EXHIBIT J  Notice of Lease

EXHIBIT K  Alterations to be Retained by Tenant

EXHIBIT L  Environmental Reports

EXHIBIT M  Tenant's Exterior Signage

EXHIBIT N  Tenant's Layout Plan


                                      (iii)

                                    L E A S E


     THIS LEASE is dated as of October 10, 2001, between the Landlord and the Tenant named below, and is of space in the Building described below.

                                    ARTICLE 1
                             BASIC DATA; DEFINITIONS

     1.1 Basic Data. Each reference in this Lease to any of the following terms shall be construed to incorporate the data for that term set forth in this
Section:

     Landlord: West Seyon LLC, a Delaware limited liability company

     Landlord's Address:  c/o Saracen  Development,  7 Wells Avenue,  Newton, MA
02459

     Tenant: Repligen Corporation, a Delaware Corporation

     Tenant's Address: Prior to the Commencement Date, 117 Fourth Avenue, Needham, Massachusetts, 02494, and from and after the Commencement Date, at the Premises.

     Guarantor: N/A

     Property: The land located in Waltham, Massachusetts on the west side of Seyon Street, together with the Building and other improvements thereon, along with the South Parking Lot, constituting a portion of the mixed-use complex known as iPark, all as shown on the site plan attached hereto as Exhibit B.

     Property Rentable Area: Agreed to be 600,000 square feet.

     Building: The one-story building commonly known and numbered as 35 Seyon Street, shown on the site plan attached hereto as Exhibit B.

     Building Rentable Area: Agreed to be 250,000 square feet.

     Premises: The portion of the Building shown on the location plan attached hereto as Exhibit A.

     Premises Rentable Area: Agreed to be 24,468 square feet.

     Basic Rent: The Basic Rent is as follows:

--------------------------------------------   -----------   -----------
                                               ANNUAL BASIC    MONTHLY
               RENTAL PERIOD                       RENT        PAYMENT
--------------------------------------------   -----------   -----------
From the Rent Commencement Date
through the end of Lease Year 2                $330,318.00   $ 27,526.50
--------------------------------------------   -----------   -----------
Lease Years 3 through 5                        $379,254.00   $ 31,604.50
--------------------------------------------   -----------   -----------
Lease Years 6 through 7                        $403,722.00   $ 33,643.50
--------------------------------------------   -----------   -----------
Lease Years 8 through 10                       $428,190.00   $ 35,682.50
--------------------------------------------   -----------   -----------


     Tenant's Proportionate Share: 4.1% (which is based on the ratio of (a) Premises Rentable Area to (b) Property Rentable Area ).

     Security Deposit: $ 500,000.00, to be held, reduced and disposed of as provided in Section 14.8.

     Rent  Commencement  Date:  One hundred  twenty days after the  Commencement
Date.

     Term: The period of time commencing on the Commencement Date and expiring at the close of the day immediately preceding the tenth anniversary of the Rent Commencement Date, except that if the Rent Commencement Date is other than the first day of a calendar month, the expiration of the Term shall be at the close of the last day of the calendar month in which such anniversary falls. The Term shall include any extension thereof that is expressly provided for by this Lease and that is effected strictly in accordance with this Lease; if no extension of the Term is expressly provided for by this Lease, no right to extend the Term shall be implied by this provision.

     Initial General Liability Insurance: $3,000,000 per occurrence/$5,000,000 aggregate (combined single limit) for property damage, bodily injury or death.

     Permitted  Uses:   Executive  and  general  offices,   and  laboratory  and
manufacturing space in connection with Tenant's business.

     Landlord's Contribution: $100,000.00 to be used by Tenant for interior improvements to the Premises. Landlord shall also contribute the lesser of (i) $10,000.00, or (ii) the cost for Tenant to perform the slab preparation being requested by Resicon USA.

     Landlord's Construction Representative: Joseph Mazzola

     Tenant's Construction Representative: H. Randolph Lewis, AIA of Olson, Lewis & Dioli Architects and Planners, Inc.

     Tenant's Estimated Contribution: $1,400,000.00

     1.2 Definitions. When used in Lease, the capitalized terms set forth below shall bear the meanings set forth below.

     Adequate Assurance: As defined in Section 14.1.

     Adequate Assurance of Future Performance: As defined in Section 14.1.

     Additional Rent: All charges and sums payable by Tenant as set forth in this Lease, other than and in addition to Basic Rent.

     Alterations: As defined in Section 5.2.

     Bankruptcy Code: As defined in Section 14.1.

     Base Building Plans: As defined in Section 4.1.

     Base Building Work: As defined in Section 4.1.

     Base Building Substantial Completion Date: As defined in Section 4.1.

     Basic Rent: As defined in Section 1.1.

     Broker: Landlord's Broker and Tenant's Broker.

     Building: As defined in Section 1.1.

     Building Rentable Area: As defined in Section 1.1.

     Business Day: All days except Saturdays, Sundays, New Year's Day, Martin Luther King Day, Memorial Day, Presidents Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day, Christmas Day (and the following day when any such day occurs on Sunday).

     Commencement Date: As defined in Section 4.1.

     Common Facilities: As defined in Section 2.2.

     Common Facilities Base Building Work: As defined in Section 4.1.

     Environmental Condition: Any disposal, release or threat of release of Hazardous Materials on, from or about the Building or the Property or storage of Hazardous Materials on, from or about the Building or the Property.

     Environmental Laws: Any federal, state and/or local statute, ordinance, bylaw, code, rule and/or regulation now or hereafter enacted, pertaining to any aspect of the environment or human health, including, without limitation, Chapter 21C, Chapter 21D, and Chapter 21E of the General Laws of Massachusetts and the regulations promulgated by the Massachusetts Department of Environmental Protection, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C.ss.9601 et seq., the Resource Conservation and Recovery Act of 1976, 42 U.S.C.ss.6901 et seq., the Toxic Substances Control Act, 15 U.S.C.ss.2061 et seq., the Federal Clean Water Act, 33 U.S.C.ss.1251, and the Federal Clean Air Act, 42 U.S.C.ss.7401 et seq.

     Escalation  Charges:  The Additional Rent arising pursuant to Article 8 and
Article 9 of this Lease.

     Essential Services: As defined in Section 7.6.

     Event of Bankruptcy: As defined in Section 14.1.

     Event of Default: As defined in Section 14.1.

     Force Majeure: Collectively and individually, strikes or other labor trouble (other than any such strikes or labor trouble caused by or arising as a result of Landlord's labor practices at the Property), fire or other casualty, acts of God, governmental preemption of priorities or other controls in connection with a national or other public emergency or shortages of fuel, supplies or labor resulting therefrom, or any other cause, whether similar or dissimilar, beyond the reasonable control of the party required to perform an obligation.

     Guarantor: As defined in Section 1.1.

     Holder: As defined in Section 13.1.

     Hazardous Materials: Shall mean each and every element, compound, chemical mixture, contaminant, pollutant, material, waste or other substance which is defined, determined or identified as hazardous or toxic under any Environmental Law, including, without limitation, any "oil," "hazardous material," "hazardous waste," "hazardous substance" or "chemical substance or mixture", as the foregoing terms (in quotations) are defined in any Environmental Laws.

     Initial General Liability Insurance: As defined in Section 1.1.

     Land: The land that constitutes the Property.

     Landlord: As defined in Section 1.1.

     Landlord's Broker: Insignia/ESG.

     Landlord's Construction Representative: As defined in Section 1.1.

     Landlord's Contribution: As defined in Section 1.1.

     Landlord's Address: As defined in Section 1.1.

     Lease Year: Means each period of one (1) year during the Term commencing on the Commencement Date or on any anniversary thereof, except that the first Lease Year shall consist of the period from the Commencement Date to the Rent Commencement Date, and any remaining partial calendar month following the Rent Commencement Date, and the succeeding twelve (12) full calendar months, and each succeeding Lease Year shall consist of each succeeding twelve (12) month period thereafter.

     Management Fee: $.70 per rentable square foot.

     Mortgage: As defined in Section 13.1.

     Operating Expenses: As defined in Section 9.1.

     Operating Year: As defined in Section 9.1.

     Permitted Uses: As defined in Section 1.1.

     Plans: As defined in Section 4.2.

     Premises: As defined in Section 1.1.

     Premises Base Building Work: As defined in Section 4.1.

     Premises Rentable Area: As defined in Section 1.1.

     Property: As defined in Section 1.1.

     Recapture Date: As defined in Section 6.4.

     Rent Commencement Date: As defined in Section 1.1.

     Rules and Regulations : As defined in Section 2.2.

     Security Deposit: As defined in Section 1.1.

     Service Interruption: As defined in Section 7.6.

     Substantial Completion Date: As defined in Section 4.2.

     Successor: As defined in Section 13.1.

     Taxes: As defined in Section 8.1.

     Tax Year: As defined in Section 8.1.

     Tenant: As defined in Section 1.1.

     Tenant's Address: As defined in Section 1.1.

     Tenant's Broker: Insignia/ESG

     Tenant's Building Proportionate Share: As defined in Section 1.1.

     Tenant's Construction Representative: As defined in Section 1.1.

     Tenant's Delay: As defined in Section 4.4.

     Tenant's Plans: As defined in Section 4.2.

     Tenant's Property Proportionate Share: As defined in Section 1.1.

     Tenant's Removable Property: As defined in Section 5.2.

     Tenant's Work: As defined in Section 4.2.

     Term: As defined in Section 1.1.

     1.3 Enumeration of Exhibits. The following Exhibits are a part of this Lease, are incorporated herein by reference attached hereto, and are to be treated as a part of this Lease for all purposes. Undertakings contained in such Exhibits are agreements on the part of Landlord and Tenant, as the case may be, to perform the obligations stated therein.

Exhibit A - Location Plan of the Premises

Exhibit B - Site Plan of Buildings

Exhibit C - Commencement Date Letter

Exhibit D - Operating Expenses

Exhibit E - Rules and Regulations

Exhibit F - Parking Areas

Exhibit G - Base Building Plans

Exhibit H - Form Letter of Credit

Exhibit I - Tenant's Approved Hazardous Materials

Exhibit J - Notice of Lease

Exhibit K - Alterations to be Retained by Tenant

Exhibit L - Environmental Reports

Exhibit M - Tenant's Exterior Signage

Exhibit N - Tenant's Layout Plan

                                    ARTICLE 2
                         PREMISES AND APPURTENANT RIGHTS

     2.1 Lease of Premises. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises for the Term and upon the terms and conditions hereinafter set forth.

     2.2 Appurtenant Rights and Reservations.

          (a) Tenant shall have, as appurtenant to the Premises, the non-exclusive right to use, and permit its invitees to use in common with Landlord and others, public or common lobbies, restrooms, hallways, stairways, elevators and walkways within the Building, as well as the access roads, driveways, parking areas, loading areas, pedestrian sidewalks, landscaped areas, trash enclosures, recreation areas and other areas or facilities, if any, which are located in or on the Property and designated by Landlord from time to time for the non-exclusive use of tenants and other occupants of the Building (the "Common Facilities"); but such rights shall always be subject to reasonable rules and regulations from time to time established by Landlord pursuant to Section 15.7 (the "Rules and Regulations") and to the right of Landlord to designate and change from time to time areas and facilities so to be used, provided Tenant always has at least one reasonable means of access to the Premises.

          (b) Excepted and excluded from the Premises and the Common Facilities are the ceiling, floor, perimeter walls and exterior windows (except the inner surface of each thereof), and any space in the Premises used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric or other utilities, sinks or other Building facilities, but the entry doors (and related glass and finish work) to the Premises are a part thereof. Landlord shall have the right to place in the Premises (but in such manner and location as to reduce to a minimum interference with Tenant's use of the Premises and provided such placement shall not reduce the usable area of the Premises) utility lines, equipment, stacks, pipes, conduits, ducts and the like. In the event that Tenant shall install any hung ceilings or walls in the Premises, Tenant shall install and maintain, as Landlord may reasonably require, proper access panels therein to afford access to any facilities above the ceiling or within or behind the walls. Tenant shall be entitled to install any such ceilings or walls only in compliance with the other terms and conditions of this Lease.

     2.3 Tenant's Parking Areas. Tenant shall have the right to use, subject to the Rules and Regulations and on a non-exclusive, unreserved basis, sixty (60) parking spaces in the parking area shown on the plan attached hereto as Exhibit F (the "Parking Area"). Landlord shall have the right to install a key-card or other system of identification limiting access to the parking areas on the Property, and Tenant shall be issued key-cards for Tenant's parking spaces at Landlord's cost. Tenant shall be responsible to return to Landlord all key-cards for Tenant's parking spaces at the expiration or earlier termination of the Term. In the event Tenant exercises the right to lease the Space under Section 2.5 below, Tenant shall be provided with an additional twelve (12) parking spaces in the Parking Area.

     2.4 Option to Extend.

          (a) Provided that, at the time of each such exercise, (i) this Lease is in full force and effect, and (ii) no Event of Default shall have occurred and be continuing (either at the time of exercise or at the commencement of an Extended Term), Tenant shall have the right and option to extend the Term of this Lease for two (2) extended terms (collectively, the "Extended Terms") of five (5) years each by giving written notice to Landlord not later that twelve (12) months (nor earlier than eighteen (18) months) prior to the expiration date of the Term then in effect. The effective giving of such notice of extension by Tenant shall automatically extend the Term of this Lease for the applicable Extended Term, and no instrument of renewal or extension need be executed. In the event that Tenant fails timely to give such notice to Landlord, this Lease shall automatically terminate at the end of the Term then in effect, and Tenant shall have no further option to extend the Term of this Lease. Each Extended Term shall commence on the date immediately succeeding the expiration date of the original Term of the preceding Extended Term, as the case may be, and shall end on the day immediately preceding the fifth anniversary of the first day of such Extended Term. The Extended Term shall be on all the terms and conditions of this Lease, except: (i) during the second Extended Term, Tenant shall have no further option to extend the Term, and (ii) the Basic rent for the Extended Terms shall be the Fair Market Rental Value of the Premises as of the commencement of the Extended Term in question, taking into account all relevant factors, determined pursuant to paragraph (b), but in no event shall the Basic Rent for the Extended Term be less than the Basic Rent at the expiration of the original or Extended Term immediately preceding the commencement of the Extended Term in question.

          (b) Within thirty (30) days after receiving Tenant's notice extending the Term of this Lease pursuant to paragraph (a) above, Landlord shall provide Tenant with Landlord's good faith estimate of the Fair Market Rental Value of the Premises for the upcoming Extended Term based upon rents being paid by tenants entering into leases for comparable space similar in size, build-out, amenities and term in the Waltham area, not including the value of any improvements made to the Premises by Tenant at Tenant's sole cost and expense. If Tenant is unwilling to accept Landlord's estimate of the Fair Market Rental Value as set forth in Landlord's notice referred to above, and the parties are unable to reach agreement thereon within thirty (30) days after the delivery of such notice by Landlord, then Tenant may rescind its exercise of the option to extend by written notice delivered to Landlord within ten (10) days after the expiration of such thirty (30)-day period. If Tenant does not so exercise its right to rescind, then either party may submit the determination of the Fair Market Rental Value of the Premises to arbitration by giving notice to the other party naming the initiation party's arbitrator within ten (10) days after the expiration of such ten (10)-day period. Within fifteen (15) days after receiving a notice of initiation of arbitration, the responding party shall appoint its own arbitrator by notifying the initiating party of the responding party's arbitrator. If the second arbitrator shall not have been so appointed within such fifteen (15) day period, the Fair Market Rental Value of the Premises shall be determined by the initiating party's arbitrator. If the second arbitrator shall have been so appointed, the two arbitrators thus appointed shall, within fifteen (15) days after the responding party's notice of appointment of the second arbitrator, appoint a third arbitrator. If the two initial arbitrators are unable timely to agree on the third arbitrator, then either may, on behalf of both, request such appointment by the Boston office of JAMS/ENDISPUTE, or its successor, or, on its failure, refusal or inability to act, by a court of competent jurisdiction. Within fifteen (15) days after the appointment of the third arbitrator, the three arbitrators shall determine the Fair Market Rental Value of the Premises and give notice thereof to the parties hereto, and the arbitrators' determination shall be binding upon the parties. All arbitrators shall be appraisers or other qualified real estate professionals who are independent from the parties who have had at least ten (10) years commercial real estate experience in the greater Boston area. Each party shall pay the fees of its own arbitrator, and the fees of the third arbitrator shall be shared equally by the parties.

     2.5 Right of First Offer.

          (a) Tenant shall have a "Right of First Offer" to lease the five thousand (5,000) square feet of space that is contiguous to the Premises as shown on Exhibit A (the "Space") such right to apply during the period from the date of this Lease through the first anniversary of the Rent Commencement Date (the "Right of First Offer Period").

          (b) Landlord will notify Tenant during Right of First Offer Period of its plans to lease any portion of the Space to any unrelated third party ("Landlord's Notice"). Landlord's Notice shall specify the square footage of the Space available and its location, and the date of availability. The Space shall be leased to Tenant on the same terms and conditions as contained in this Lease. Tenant will notify Landlord within seven (7) Business Days of Landlord's notice if Tenant wishes to lease such Space from Landlord on such terms and conditions. If Tenant notifies Landlord that it wishes to lease the Space, Landlord and Tenant shall execute an amendment to this Lease (incorporating therein the terms contained in Landlord's notice and the other terms and conditions contained in this Lease) within seven (7) Business Days. If Tenant fails to notify Landlord within said seven (7) Business Day period that Tenant intends to lease such Space, or if Landlord and Tenant fail, using commercially reasonable efforts, to execute a lease agreement for such Space within seven (7) Business Days of Tenant's notice of intent to Landlord, Landlord shall be entitled to lease such space to any third party on such terms and conditions and for such rent as Landlord determines in its sole discretion. If Tenant fails to notify Landlord that Tenant intends to lease such Space and Landlord does not execute a lease for the Space on the terms contained in Landlord Notice, Tenant's Right of First Offer shall continue to apply to any further proposals to lease the Space during the Right of First Offer Period only.

          (c) Notwithstanding any contrary provision of this Section 2.5 or any other provision of this Lease, any Right of First Offer and any exercise by Tenant of any Right of First

     Offer shall be void and of no effect unless on the date Tenant notifies Landlord that it is exercising the Right of First Offer and on the commencement date of the lease agreement for such Space (i) this Lease is in full force and effect and (ii) no Event of Default has occurred under this Lease which remains continuing and uncured, and (iii) the Tenant named herein is occupying the entire Premises for the conduct of its business.

                                    ARTICLE 3
                                   BASIC RENT

     3.1 Payment.

          (a) Tenant agrees to pay the Basic Rent and Additional Rent to Landlord, or as directed by Landlord, commencing on the Rent Commencement Date, without offset, abatement (except as provided in Section 11.4), deduction or demand. Basic Rent shall be payable in equal monthly installments, in advance, on the first day of each and every calendar month during the Term of this Lease, to Landlord at Landlord's Address or at such other place as Landlord shall from time to time designate by notice, in lawful money of the United States. In the event that any installment of Basic Rent or any regularly scheduled payment of Additional Rent is not paid within five (5) days of when due, Tenant shall pay, in addition to any charges under Section 14.4, at Landlord's request an administrative fee equal to 5% of the overdue payment. Landlord and Tenant agree that all amounts due from Tenant under or in respect of this Lease, whether labeled Basic Rent, Escalation Charges, Additional Rent or otherwise, shall be considered as rental reserved under this Lease for all purposes, including without limitation regulations promulgated pursuant to the Bankruptcy Code, and including further without limitation Section 502(b) thereof.

          (b) Basic Rent for any partial month shall be pro-rated on a daily basis, and if the first day on which Tenant must pay Basic Rent shall be other than the first day of a calendar month, the first payment which Tenant shall make to Landlord shall be equal to a proportionate part of the monthly installment of Basic Rent for the partial month from the first day on which Tenant must pay Basic Rent to the last day of the month in which such day occurs.

                                    ARTICLE 4
                           COMMENCEMENT AND CONDITION

     4.1 Base Building Work; Commencement Date.

          (a) Landlord has prepared plans and specifications (the "Base Building Plans") for the work to be performed by Landlord in the Premises (the "Premises Base Building Work") and to the Common Facilities (the "Common Facilities Base Building Work") in the Building prior to Tenant's occupancy (collectively, the "Base Building Work") a copy of which plans are attached hereto as Exhibit G. Landlord agrees to commence the Base Building Work promptly after execution of this Lease. The Base Building Work shall be deemed substantially completed on the first day as of which Landlord's architect delivers a certificate of substantial completion to both Landlord and Tenant, indicating that the Base Building Work has been completed in accordance with the Base Building Plans, except for minor items of work (and, if applicable, adjustment of equipment and fixtures) which can be completed after Tenant commences Tenant's Work with minimum interference with Tenant's ability to proceed with Tenant's Work (i.e., so-called "Base Building Punch List" items) and Tenant has been given notice thereof. Such date is hereinafter called the "Premises Base Building Substantial Completion Date," and the "Common Facilities Base Building Substantial Completion Date," respectively (collectively, the "Base Building Substantial Completion Date"). Landlord agrees to use commercially reasonable efforts to complete the Premises Base Building Work by December 1, 2001 and the Common Facilities Base Building Work by March 1, 2002. Such work shall be performed in a good and workmanlike manner and in compliance with all applicable laws, regulations and ordinances. Tenant and/or its designated representative shall have the right to enter the Premises and inspect the performance of such work on a regular basis. Landlord shall keep Tenant apprised of the status of construction of the Base Building Work and shall endeavor to give Tenant at least twenty (20) days' advance notice of the date on which Landlord expects to substantially complete the Premises Base Building Work and the Common Facilities Base Building Work. Following Tenant's receipt of such notices of the applicable Base Building Substantial Completion Date, Tenant shall have the right to inspect the Premises. If such inspection reveals that the Base Building Work has not been completed in accordance herewith, Landlord and Tenant shall identify those items that remain to be completed or repaired on a punch list. Landlord shall complete all Base Building Punch List items within thirty
     (30) days, and Tenant shall afford Landlord access to the Premises for such purposes. If, in Landlord's commercially reasonable judgment, any items contained on the Base Building Punch List would delay or materially interfere with Tenant's ability to perform Tenant's Work, the Base Building Substantial Completion Date shall be delayed until such item(s) is/are completed.

          (b) The "Commencement Date" shall be the later to occur of (i) December 1, 2001, or (ii) the Premises Base Building Substantial Completion Date. Promptly upon the occurrence of the Commencement Date, Landlord and Tenant shall execute and deliver a letter designating the Commencement Date substantially in the form attached hereto as Exhibit C, but the failure by either party to execute and deliver such a letter shall have no effect on the Commencement Date, as hereinabove determined.

     4.2 Tenant's Work.

          (a) Tenant is currently preparing plans and specifications for the layout of the Premises (such plans and specifications are collectively referred to as the "Layout Plan") and architectural and mechanical, electrical and plumbing engineering plans and specifications for the Premises. Such plans and specifications, when fully complete and approved by Landlord, are hereinafter called "Tenant's Plans." Landlord shall not unreasonably withhold or delay its approval of the Tenant's Plans or any components thereof. Landlord shall approve or disapprove

     Tenant's Plans within five (5) Business Days after submission of such Plans by Tenant to Landlord. Any disapproval shall be accompanied by a reasonably specific statement of reasons therefore. Landlord shall cooperate with Tenant in Tenant's efforts to address Landlord's basis for such disapproval. In the event of such disapproval, Tenant shall promptly cause the Tenant's Plans to be revised in a manner sufficient to remedy the Landlord's reasonable objections and/or respond to the Landlord's concerns and shall deliver such revised plans to Landlord, and Landlord shall either approve (which approval shall not be unreasonably withheld, conditioned or delayed) or disapprove Tenant's revised plans (such disapproval to be on a reasonable basis) within five (5) Business Days following the date of submission. The work specified in Tenant's Plans shall be called "Tenant's Work." Tenant estimates that it will expend the amount set forth in Section
     1.1 hereof ("Tenant's Estimated Contribution") in the completion of Tenant's Work. Tenant's Plans shall be stamped by a Massachusetts-registered architect and engineer, such architect and engineer being subject to Landlord's reasonable approval. Tenant covenants that the improvements shown on Tenant's Plans, if constructed in accordance with such Plans, shall comply with all applicable laws, ordinances and regulations (including, without limitation, the applicable requirements of the Americans with Disabilities Act of 1990, and the regulations promulgated thereunder) and the requirements of the Rules and Regulations, and shall be in a form satisfactory to appropriate governmental authorities responsible for issuing permits, approvals and licenses required for construction. Landlord shall cooperate with Tenant in obtaining, at Tenants' sole cost and expense, all permits and approvals necessary for Tenant to perform Tenant's Work. In the event a governmental authority will not issue a permanent certificate of occupancy for the Premises or such authority orders Tenant to stop the performance of Tenant's Work, in whole or in part, due to a deficiency or defect in the Base Building Work or any other defect or deficiency in the Building, the Rent Commencement Date shall be delayed one (1) day for each day of delay until such defect or deficiency is remedied by Landlord, at its cost, and approved by the governmental authority.

          (b) From and after the earlier to occur of (i) the Premises Base Building Substantial Completion Date, or (ii) November 15, 2001, Tenant shall have access to the Premises and to the Building for purposes of performing Tenant's Work. In no event, shall a Tenant Delay (as defined in
     Section 4.4) delay the Rent Commencement Date. Tenant's Work shall be completed in accordance with the requirements set forth in the Rules and Regulations. Landlord shall reimburse Tenant for the costs incurred by Tenant with respect to the performance of Tenant's Work (the "Cost of Tenant's Work") up to the amount of Landlord's Contribution. Tenant shall be entirely responsible for any excess. Landlord's Contribution shall be payable by Landlord to Tenant upon written requisition to Landlord in monthly installments, as provided below, according to reasonable construction disbursement procedures and as Tenant's Work progresses. In any case, prior to payment of any such installment Tenant shall deliver to Landlord a written request, which request shall be given no more frequently than once every thirty (30) days, for such disbursement, which shall be accompanied by: (i) invoices for Tenant's Work covered by any previous requisition; (ii) copies of partial lien waivers or final lien waivers (in the case of a final installment); and (iii) a certificate signed by the Tenant's architect certifying that Tenant's Work represented by the aforementioned invoices has been completed substantially in accordance with Tenant's Plans. Landlord shall pay each required installment within thirty (30) days of receiving the materials enumerated in the previous sentence.

     4.3 Condition; Landlord's Warranty. Landlord represents and warrants ("Landlord's Warranty") that the Base Building Work shall be free from material defects in workmanship and materials for a period of one (1) year (the "Warranty Period") from the Commencement Date. Landlord's Warranty shall not apply to any defects in workmanship or materials that arise due to the negligence or willful misconduct of Tenant, it's agents, employees, contractors, invitees or sublessees. During the Warranty Period, Landlord agrees to promptly replace and/or repair, at its expense, items of the Base Building Work which do not conform to the Base Building Plans, or which are defective. Except for the Base Building Work, any warranties that Landlord may receive (which landlord shall make available to Tenant), or which Landlord may provide pursuant hereto, the Premises are being leased in their present condition, AS IS, WITHOUT REPRESENTATION OR WARRANTY by Landlord. Tenant acknowledges that it has inspected the Premises and Common Facilities and, except for the Base Building Work, has found the same satisfactory.

     4.4 Rent Credit.

          (a) Subject to Tenant Delay (as defined below) and Force Majeure, if Landlord shall have failed to substantially complete the Premises Base Building Work by December 15, 2001 (the "Premises Rent Credit Commencement Date") and if such failure materially interferes with or prohibits Tenant from performing Tenant's Work, or from obtaining any permits or approvals necessary for performing or completing Tenant's Work, Tenant shall receive a credit equal to one (1) days' worth of Basic Rent for each day beyond the Premises Rent Credit Commencement Date that substantial completion of the Premises Base Building Work is delayed. Subject to Tenant Delay and Force Majeure, if Landlord shall have failed to substantially complete the Premises Base Building Work by January 1, 2002 and if such failure materially interferes with or prohibits Tenant from performing Tenant's Work, or from obtaining any permits or approvals necessary for performing or completing Tenant's Work, Tenant shall receive a credit equal to two (2) days' worth of Basic Rent for each day beyond January 1, 2002 that substantial completion of the Premises Base Building Work is delayed. For purposes of this Lease, "Tenant Delay" shall mean (i) any request by Tenant that Landlord delay in the commencement or completion of the Premises Base Building Work, or the Common Facilities Base Building Work, as applicable, for any reason; (ii) any delay in the Base Building Substantial Completion Date caused by Tenant's contractors, agents and employee's interference with Landlord and Landlord's contractor's, agents, and employees; or (iii) any other act or omission of Tenant or its officers, agents, servants or contractors which causes a delay in the Premises Base Building Work, or the Common Facilities Base Building Work, as applicable. If a delay shall occur in the Base Building Work as a result of Tenant Delay, then Tenant shall, within thirty (30) days after determination of the Rent Commencement Date, and only to the extent that such amount exceeds the rent credit, if any, due to Tenant, pay to Landlord for each day of Tenant's Delay the amount of Basic Rent, Additional Rent and other charges that would have been payable hereunder had Tenant's Delay not occurred to the extent that such Tenant Delay caused the Rent Commencement Date to be later than the date such date would have occurred had such Tenant Delay not occurred. Landlord shall give Tenant written notice of a Tenant Delay under clauses (ii) and (iii) above within twenty-four (24) hours after Landlord learns of such Tenant Delay. Subject to Tenant Delay and Force Majeure, if Landlord shall have failed to substantially complete the Premises Base Building Work on or before March 1, 2002, Tenant shall have the right to terminate the Lease by written notice to Landlord prior to March 15, 2002, whereupon this Lease shall terminate and be of no further force or effect thirty (30) days after the date of such notice unless Landlord shall have substantially completed the Premises Base Building Work prior to, or within such period.

          (b) Subject to Tenant Delay (as defined in Section 4.1(a) above) and Force Majeure, if Landlord shall have failed to substantially complete the Common Facilities Base Building Work by March 1, 2002 (the "Common Facilities Rent Credit Commencement Date") and if such failure materially interferes with or prohibits Tenant from performing Tenant's Work, or from obtaining any permits or approvals necessary for performing or completing Tenant's Work, Tenant shall receive a credit equal to one (1) days' worth of Basic Rent for each day beyond the Common Facilities Rent Credit Commencement Date that substantial completion of the Common Facilities Base Building Work is delayed. Subject to Tenant Delay and Force Majeure, if Landlord shall have failed to substantially complete the Common Facilities Base Building Work on or before April 1, 2002, Tenant shall have the right to terminate the Lease by written notice to Landlord prior to April 15, 2002, whereupon this Lease shall terminate and be of no further force or effect thirty (30) days after the date of such notice unless Landlord shall have substantially completed the Common Facilities Base Building Work prior to, or within such period.

                                    ARTICLE 5
                                 USE OF PREMISES

     5.1 Permitted Use.

          (a) Tenant agrees that the Premises shall be used and occupied by Tenant only for Permitted Uses and for no other use without Landlord's express written consent.

          (b) Tenant agrees to conform to the following provisions during the Term of this Lease:

               (i) Tenant shall cause all freight to be delivered to or removed from the Building and the Premises in accordance with the Rules and Regulations established by Landlord therefore;

               (ii) Tenant will not place on the exterior of the Premises (including both interior and exterior surfaces of doors and interior surfaces of windows) or on any part of the Building outside the Premises, any sign, symbol, advertisement or the like visible to public view outside of the Premises. Landlord will not withhold consent for signs or lettering on the entry doors to the Premises provided such signs conform to sign standards for the Building adopted by Landlord in its sole discretion and Tenant has submitted to Landlord a plan or sketch in reasonable detail (showing, without limitation, size, color, location, materials and method of affixation) of the sign to be placed on such entry doors. Landlord agrees, however, to maintain a tenant directory in the lobby of the Building (and, in the case of multi-tenant floors, in that floor's elevator lobby) in which will be placed Tenant's name (or any approved assignee's name) and the location of the Premises in the Building. Notwithstanding the foregoing, Tenant shall have the right to place Tenant's name on the Building or on a sign next to the Building, at Tenant's sole cost and expense, provided Tenant obtains Landlord's consent, which shall not be unreasonably withheld, conditioned or delayed and the consent of any applicable governmental authorities, and Tenant delivers to Landlord plans for installation of such sign, which shall be subject to Landlord's prior approval, which approval shall not be unreasonably withheld, conditioned or delayed. Landlord hereby consents to Tenant's exterior signage, as set forth in Exhibit M attached hereto and incorporated herein;

               (iii) Tenant shall not perform any act or carry on any practice which may injure the Premises, or any other part of the Building, or cause any offensive odors or loud noise or constitute a nuisance or a menace to any other tenant or tenants or other persons in the Building;

               (iv) Tenant shall, in its use of the Premises, comply with the requirements of all applicable governmental laws, rules and regulations, including, without limitation, the Americans With Disabilities Act of 1990 and the regulations of the Massachusetts Architectural Access Board. Landlord warrants and represents that the Base Building Work will comply with the Title III of the Americans with Disabilities Act of 1990 and any regulations or accessibility guidelines promulgated thereunder and with any other federal, state or municipal laws, regulations or building codes concerning handicapped access (collectively, "Access Requirements"). To the extent that any alterations to the Building are required as a result of the Base Building Work, and are not due to Tenants' use of the Premises or Tenant's Work, in order to come into compliance with the Access Requirements, Landlord shall make such alterations. The costs thereof and any other costs of complying with any Access Requirements shall be borne by Landlord and shall not be included in Operating Expenses; and

               (v) Tenant shall not abandon the Premises. For purposes of the foregoing, the term "abandonment" shall mean vacating the Premises and failing to perform Tenant's obligations hereunder.

     5.2 Installations and Alterations by Tenant.

          (a) Tenant shall make no alterations, additions (including, for the purposes hereof, wall-to-wall carpeting), or improvements (collectively, "Alterations") in or to the Premises (including Tenant's Work) without Landlord's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed, except that if the Alterations affect or involve the Building's electrical, plumbing or mechanical systems or any other Building systems, or the roof of the Building, and such Alterations affect other tenants of the Building or the Property, or the Common Facilities, then Landlord's consent shall be granted or withheld in its sole discretion. Notwithstanding the foregoing, Tenant may, without the necessity of acquiring Landlord's consent, perform non-structural Alterations that do not affect or involve the Building's electrical, plumbing or mechanical systems or any other Building systems, or the roof of the Building, and such Alterations do not affect other tenants of the Building or the Property, or the Common Facilities, and do not exceed $20,000.00 in cost in each instance. Any Alterations shall be in accordance with the Rules and Regulations in effect with respect thereto and with plans and specifications meeting the requirements set forth in the Rules and Regulations and approved in advance by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed. All work shall (i) be performed in a good and workmanlike manner and in compliance with all applicable laws, ordinances and regulations; (ii) be made at Tenant's sole cost and expense (subject to Landlord's Contribution with respect to Tenant's Work only); (iii) become part of the Premises and the property of Landlord, except for those items specified on Exhibit K attached hereto and incorporated herein; and (iv) be coordinated with any work being performed by Landlord in such a manner as not to damage the Building or unreasonably interfere with the construction or operation of the Building. At Landlord's request, Tenant shall, before its work is started, secure assurances satisfactory to Landlord in its reasonable discretion protecting Landlord against claims arising out of the furnishing of labor and materials for the Alterations. If any Alterations shall involve the removal of fixtures, equipment or other property in the Premises which are not Tenant's Removable Property, such fixtures, equipment or property shall be promptly replaced by Tenant at its expense with new fixtures, equipment or property of like utility and of at least equal quality. Except with respect to Tenant's Work, Tenant shall promptly reimburse Landlord for all reasonable costs, including attorneys', architects', engineers', and consultants' fees, incurred by Landlord in connection with any request from Tenant pursuant to this Section 5.2. Notwithstanding the foregoing, Tenant has the right to install an acid neutralization tank (the "Tank"), as well as all associated piping, provided that such Tank and piping be not more than six
     (6) feet below the finished floor of the Building. Such installation shall be subject to Landlord's prior approval, which approval shall not be unreasonably withheld, and the provisions of this Section 5.2.

          (b) All articles of personal property and all business fixtures, machinery and equipment and furniture owned or installed by Tenant solely at its expense in the Premises ("Tenant's Removable Property") shall remain the property of Tenant and may be removed by Tenant at any time prior to the expiration or earlier termination of the Term, provided that Tenant, at its expense, shall repair any damage to the Building caused by such removal.

          (c) Notice is hereby given that Landlord shall not be liable for any labor or materials furnished or to be furnished to Tenant upon credit, and that no mechanic's or other lien for any such labor or materials shall attach to or affect the reversion or other estate or interest of Landlord in and to the Premises, the Building or the Property. To the maximum extent permitted by law, before such time as any contractor commences to perform work on behalf of Tenant, such contractor (and any subcontractors) shall furnish a written statement acknowledging the provisions set forth in the prior clause. Tenant agrees to pay when due the entire cost of any work done on behalf of Tenant, its agents, employees or independent contractors. If any lien is filed against all or any part of the Property for work claimed to have been done for, or materials claimed to have been furnished to, Tenant or its agents, employees or independent contractors and a subsequent Statement of Account is recorded pursuant to M.G.L.c. 254, ss.8, Tenant, at its sole cost and expense, shall cause such lien to be dissolved promptly within ten (10) days after receipt of notice that such lien has been filed, by the payment thereof or by the filing of a bond sufficient to accomplish the foregoing. If Tenant shall fail to discharge any such lien, Landlord may, at its option, discharge such lien and treat the cost thereof (including attorneys' fees incurred in connection therewith) as Additional Rent payable upon demand, it being expressly agreed that such discharge by Landlord shall not be deemed to waive or release the Event of Default in not discharging such lien. Tenant shall indemnify and hold Landlord harmless from and against any and all expenses, liens, claims, liabilities and damages based on or arising, directly or indirectly, by reason of the making of any alterations, additions or improvements by or on behalf of Tenant to the Premises under this Section, which obligation shall survive the expiration or termination of this Lease.

          (d) In the course of any work being performed by Tenant (including, without limitation, the "field installation" of any Tenant's Removable Property), Tenant agrees to use labor compatible with that being employed by Landlord for work in the Building or on the Property or other buildings owned by Landlord or its affiliates (which term, for purposes hereof, shall include, without limitation, entities which control or are under common control with or are controlled by Landlord or, if Landlord is a partnership or limited liability company, by any partner or member of Landlord) and not to employ or permit the use of any labor or otherwise take any action which might result in a labor dispute involving personnel providing services in the Building or on the Property pursuant to arrangements made by Landlord.

     5.3 Extra Hazardous Use. Tenant covenants and agrees that Tenant will not do or permit anything to be done in or upon the Premises, or bring in anything or keep anything therein, which shall increase the rate of property or liability insurance on the Premises or the Property above the standard rate applicable to Premises being occupied for the Permitted Uses. If the premium or rates payable with respect to any policy or policies of insurance carried by or on behalf of Landlord with respect to the Property increases as a result of any act or activity on or use of the Premises (other than the Permitted Uses) during the Term or payment by the insurer of any claim arising from any act or neglect of Tenant, its employees, agents, contractors or invitees, Tenant shall pay such increase, from time to time, within fifteen (15) days after demand therefore by Landlord, as Additional Rent.

     5.4 Hazardous Materials.

          (a) Tenant shall have the right to use, store, handle, treat, transport, release or dispose of the Hazardous Materials set forth in
     Exhibit I hereto on or about the Premises or the Property to the extent necessary or desirable in connection with the Permitted Uses provided the same is done in compliance with all applicable Environmental Laws. Such exhibit is representative but not exclusive of the Hazardous Materials used on or about the Premises by Tenant.

          (b) Any handling, treatment, transportation, storage, disposal or use of Hazardous Materials by Tenant in or about the Premises or the Property and Tenant's use of the Premises shall comply with all applicable Environmental Laws. To the extent required by any governmental authority or by Landlord, Tenant shall, within ten (10) Business Days of the written request therefore, disclose in writing to Landlord all Hazardous Materials that are being used by Tenant in the Premises at the time of such request, the nature of such use and the manner of storage and disposal. Without Landlord's prior written consent, Tenant shall not conduct any sampling or investigation of soil or groundwater on the Property to determine the presence of any constituents therein (unless such sampling or investigation is required by law, governmental authority, or in connection with a permit for Tenant's operations in accordance with the Permitted Use, in which case, Tenant shall provide Landlord with fifteen (15) days' prior written notice accompanied by Tenant's proposed work plan, and Tenant shall deliver to Landlord a copy of the results of such sampling or investigation within ten (10) days after receipt by Tenant).

          (c) Tenant shall indemnify, defend upon demand with counsel reasonably acceptable to Landlord, and hold Landlord harmless from and against, any liabilities, losses claims, damages, interest, penalties, fines, attorneys' fees, experts' fees, court costs, remediation costs, and other expenses (collectively, "Claims") which result from the use, storage, handling, treatment, transportation, release, threat of release or disposal of Hazardous Materials in or about the Premises or the Property by Tenant or Tenant's agents, employees, contractors or invitees. The provisions of this paragraph (c) shall survive the expiration or earlier termination of this Lease.

          (d) Tenant shall give written notice to Landlord as soon as reasonably practicable of (i) any communication received by Tenant from any governmental authority concerning Hazardous Materials which relates to the Premises or the Property, and (ii) any Environmental Condition of which Tenant is aware.

          (e) Tenant acknowledges that it has received copies of the environmental information listed on Exhibit L ("Environmental Reports") from Landlord with respect to the Property. Except as set forth in the Environmental Reports, Landlord represents and warrants to Tenant that, to the best of Landlord's knowledge, there are no Hazardous Materials in, on, under or emanating from the Premises or the Property that require remediation under any

     Environmental Law. Landlord agrees to indemnify, defend, and save Tenant harmless from and against any Claims actually incurred by Tenant arising from any enforcement action, third party claim for bodily injury or property damage or remediation required by any Environmental Law with respect to any Hazardous Materials in, on, under or emanating from the Premises or the Property (except if and to the extent that Tenant is required to indemnify Landlord against such Claims under Section 5.4(c) above), or to the extent arising from Landlord's violation of any Environmental Law during the Term of this Lease.

                                    ARTICLE 6
                            ASSIGNMENT AND SUBLETTING

     6.1 Prohibition.

          (a) Tenant covenants and agrees that neither this Lease nor the term and estate hereby granted, nor any interest herein or therein, will be assigned, mortgaged, pledged, encumbered or otherwise transferred, whether voluntarily, involuntarily, by operation of law or otherwise, and that neither the Premises nor any part thereof will be encumbered in any manner by reason of any act or omission on the part of Tenant, or used or occupied or permitted to be used or occupied, by anyone other than Tenant, or for any use or purpose other than a Permitted Use, or be sublet (which term, without limitation, shall include granting of concessions, licenses and the like) in whole or in part, without, in each case, the prior written consent of Landlord. Tenant agrees that the Premises shall not be offered or advertised for assignment or subletting by Tenant or any person acting on behalf of Tenant without first giving prior written notice to Landlord. Landlord agrees to either grant or withhold its consent (and specify reasons for withholding its consent) within twenty (20) days of receipt of a request for consent. Without limiting the foregoing, any agreement pursuant to which: (x) Tenant is relieved from the obligation to pay, or a third party agrees to pay on Tenant's behalf, all or any portion of the Basic Rent or Additional Rent under this Lease; and/or (y) a third party undertakes or is granted by or on behalf of Tenant the right to assign or attempt to assign this Lease or sublet or attempt to sublet all or any portion of the Premises, shall for all purposes hereof be deemed to be an assignment of this Lease and subject to the provisions of this Article 6. The provisions of this paragraph (a) shall apply to a transfer (by one or more transfers) of a controlling portion of or interest in the stock or partnership or membership interests or other evidences of equity interests of Tenant as if such transfer were an assignment of this Lease; provided that if equity interests in Tenant at any time are or become traded on a public stock exchange, the transfer of equity interests in Tenant on a public stock exchange shall not be deemed an assignment within the meaning of this Article.

          (b) The provisions of paragraph (a) shall not apply to either (x) transactions with an entity into or with which Tenant is merged or consolidated, or to which all or substantially all of Tenant's assets are transferred, or (y) transactions with any entity which controls or is controlled by Tenant or is under common control with Tenant; provided that in any such event:

               (i) the successor to Tenant has a net worth, computed in accordance with generally accepted accounting principles consistently applied, at least equal to the net worth of Tenant herein named on the date of this Lease,

               (ii) proof satisfactory to Landlord of such net worth shall have been delivered to Landlord at least ten (10) days prior to the effective date of any such transaction (or as soon thereafter as possible if disclosure of such transaction would not be permitted under applicable law), and

               (iii) the assignee or surviving entity agrees directly with Landlord, by written instrument in form reasonably satisfactory to Landlord in its reasonable discretion, to be bound by all the obligations of Tenant hereunder, including, without limitation, the covenant against further assignment and subletting.

          (c) In the event Landlord does not exercise its options pursuant to
     Section 6.4 below to recapture the Premises or terminate this Lease in whole or in part, and providing that Tenant is not in default of any of Tenant's obligations under this Lease beyond applicable notice and cure periods, Landlord's consent to a proposed assignment or sublease shall not be unreasonably withheld, conditioned, or delayed. Without limitation, it shall be reasonable for Landlord to withhold consent if the following conditions are not satisfied:

               (i) The proposed use is limited to the Permitted Uses;

               (ii) The proposed assignee or subtenant is a reputable person or entity with sufficient financial worth considering the responsibility involved, based on evidence provided by Tenant (and others) to Landlord, as determined by Landlord in its reasonable discretion;

               (iii) Neither (A) the proposed assignee or sublessee, nor (B) any person or entity which, directly or indirectly, controls, is controlled by, or is under common control with, the proposed assignee or sublessee or any person or entity who controls the proposed assignee or sublessee, is then an occupant of any part of iPark, provided that Landlord has space available for lease in iPark, comparable in terms of size and finish as the Premises, at the time Tenant requests Landlord's consent to the proposed assignment or sublease;

               (iv) The proposed assignee or sublessee is not a person or entity with whom Landlord is then negotiating to lease space at the Property; comparable in terms of size and finish as the Premises (or the applicable portion of the Premises to be sublet);

               (v) The proposed sublease or assignment shall be in form reasonably satisfactory to Landlord and shall comply with the applicable provisions of this Article 6;

               (vi) The amount of the aggregate rent to be paid by the proposed subtenant is not less than ninety percent (90%) of the then current market rent per rentable square foot for the Premises as determined by Landlord in its reasonable discretion (Tenant shall request, in a written notice to Landlord, that Landlord determine the amount of such rent, and Landlord shall notify Tenant within five (5) Business Days of Landlord's receipt of such notice from Tenant of Landlord's reasonable determination of such rent); and

               (vii) Tenant shall not have (i) advertised or publicized in any way the availability of the Premises without prior notice to Landlord, or (ii) listed the Premises for subletting, whether through a broker, agent, representative, or otherwise at a rental rate less than that referred to in subparagraph (c)(vi) above.

     6.2 Acceptance of Rent. If this Lease be assigned, or if the Premises or any part thereof be sublet or occupied by anyone other than Tenant, whether or not in violation of the terms and conditions of the Lease, Landlord may, at any time after an Event of Default, collect rent and other charges from the assignee, subtenant or occupant, and apply the net amount collected to the rent and other charges herein reserved, but no such assignment, subletting, occupancy, collection or modification of any provisions of this Lease shall be deemed a waiver of this covenant, or the acceptance of the assignee, subtenant or occupant as a tenant or a release of Tenant from the further performance of covenants on the part of Tenant to be performed hereunder. Any consent by Landlord to a particular assignment, subletting or occupancy or other act for which Landlord's consent is required under paragraph (a) of Section 6.1 shall not in any way diminish the prohibition stated in paragraph (a) of Section 6.1 as to any further such assignment, subletting or occupancy or other act or the continuing liability of the original named Tenant. No assignment or subletting hereunder shall relieve Tenant from its obligations hereunder, and Tenant shall remain fully and primarily liable therefore. Landlord may withhold its consent to a particular assignment if the assignment does not provide that the assignee agrees to be independently bound by and upon all of the covenants, agreements, terms, provisions and conditions set forth in this Lease on the part of Tenant to be kept and performed. In addition to Tenant reimbursing Landlord for all reasonable costs incurred by Landlord in connection with any request from Tenant regarding assignment or subletting or any other act that is subject to Section 6.1, as set forth in Section 6.4 below, if Tenant has committed an Event of Default (as defined in Section 14.1 hereof), Tenant shall pay Landlord 50% of any profit derived from any assignment or sublease. Provided that Tenant has not committed an Event of Default, Tenant shall retain 100% of any profit derived from any assignment or sublease.

     6.3 Intentionally Omitted.

     6.4 Landlord's Recapture Right. If an Event of Default (as defined in
Section 14.1 hereof) has occurred and is continuing), Landlord shall have the right, to be exercised in writing within thirty (30) days after written notice from Tenant seeking Landlord's consent to assign this Lease or sublease all or any portion of the Premises, to terminate this Lease (in the event of a proposed assignment) or recapture that portion of the Premises to be subleased (in the event of a proposed sublease). In the case of a proposed assignment, this Lease shall terminate as of the date (the "Recapture Date") which is the later of (a) sixty (60) days after the date of Landlord's election, and (b) the proposed effective date of such assignment or sublease, as if such date were the last day of the Term of this Lease. If Landlord exercises the rights under this Section in connection with a proposed sublease, this Lease shall be deemed amended to eliminate the proposed sublease premises from the Premises as of the Recapture Date, and thereafter all Basic Rent and Escalation Charges shall be appropriately prorated to reflect the reduction of the Premises as of the Recapture Date, and Landlord shall separately demise the recaptured portion of the Premises from the remainder of the Premises.

     6.5 Further Requirements. Tenant shall reimburse Landlord on demand, as Additional Rent, for any actual and out-of-pocket costs (including reasonable attorneys' fees and expenses) incurred by Landlord in connection with any actual or proposed assignment or sublease or other act described in paragraph (a) of
Section 6.1, whether or not consummated, including the costs of making investigations as to the acceptability of the proposed assignee or subtenant. Any sublease to which Landlord gives its consent shall not be valid unless and until Tenant and the sublessee execute a consent agreement in form and substance satisfactory to Landlord in its reasonable discretion and a fully executed counterpart of such sublease has been delivered to Landlord. Any sublease shall provide that: (i) the term of the sublease ends no later than one day before the last day of the Term of this Lease; (ii) such sublease is subject and subordinate to this Lease; (iii) Landlord may enforce the provisions of the sublease, including collection of rents; and (iv) in the event of termination of this Lease or reentry or repossession of the Premises by Landlord, Landlord may, at its sole discretion and option, take over all of the right, title and interest of Tenant, as sublessor, under such sublease, and such subtenant shall, at Landlord's option, attorn to Landlord, but nevertheless, Landlord shall not
(A) be liable for any previous act or omission of Tenant under such sublease (unless such act or omission is of a continuing nature and Landlord does not cure the same within a reasonable time); (B) be subject to any defense or offset previously accrued in favor of the subtenant against Tenant; or (C) be bound by any previous modification of such sublease made without Landlord's written consent or by any previous prepayment of more than one month's rent.

                                    ARTICLE 7
        RESPONSIBILITY FOR REPAIRS AND CONDITION OF PREMISES; SERVICES TO
                            BE FURNISHED BY LANDLORD

     7.1 Landlord Repairs.

          (a) Except as otherwise provided in this Lease, Landlord agrees to keep in good order, condition and repair the roof, public areas, exterior walls (including exterior glass) and structure of the Building (including all plumbing, mechanical and electrical systems, but specifically excluding any plumbing, mechanical and electrical systems installed by Tenant, and any supplemental heating, ventilation or air conditioning equipment or systems installed at Tenant's request or as a result of Tenant's requirements in excess of building standard design criteria, all of which shall be the responsibility of Tenant), all insofar as they affect the Premises, except that Landlord shall in no event be responsible to Tenant for the repair of glass in the Premises, the doors (or related glass and finish work) leading to the Premises, or any condition in the Premises or the Building caused by any act or neglect of Tenant, its invitees or contractors. Landlord shall also keep and maintain all Common Facilities in a good and clean order, condition and repair, free of snow and ice and accumulation of dirt and rubbish, and shall keep and maintain all landscaped areas on the Property in a neat and orderly condition. Landlord shall not be responsible to make any improvements or repairs to the Building other than as expressly in this Section 7.1 provided, unless expressly provided otherwise in this Lease.

          (b) Landlord shall never be liable for any failure to make repairs which Landlord has undertaken to make under the provisions of this Section
     7.1 or elsewhere in this Lease, unless Tenant has given notice to Landlord of the need to make such repairs, and Landlord has failed to commence to make such repairs within a reasonable time after receipt of such notice, or fails to proceed with reasonable diligence to complete such repairs.

     7.2 Tenant Repairs.

          (a) Tenant will keep the Premises and every part thereof neat and clean, and will maintain the same in good order, condition and repair, excepting only those repairs for which Landlord is responsible under the terms of this Lease, reasonable wear and tear of the Premises, and damage by fire or other casualty or as a consequence of the exercise of the power of eminent domain; and Tenant shall surrender the Premises, at the end of the Term, in such condition. Without limitation, Tenant shall comply with all laws, codes and ordinances from time to time in effect and all directions, rules and regulations of governmental agencies having jurisdiction, and the standards recommended by the Boston Board of Fire Underwriters applicable to Tenant's particular use and occupancy of the Premises, and shall, at Tenant's expense, obtain all permits, licenses and the like required thereby. Subject to Section 10.4 regarding waiver of subrogation, Tenant shall be responsible for the cost of repairs which may be made necessary by reason of damage to the Building caused by any negligence or willful misconduct of Tenant, or its contractors or invitees (including any damage by fire or other casualty arising therefrom).

          (b) If repairs are required to be made by Tenant pursuant to the terms hereof, and Tenant fails to commence the repairs, upon not less than ten
     (10) days' prior written notice (except that no notice shall be required in the event of an emergency), Landlord may make or cause such repairs to be made (but shall not be required to do so), and the provisions of Section
     14.4 shall be applicable to the costs thereof. Landlord shall not be responsible to Tenant for any loss or damage whatsoever that may accrue to Tenant's stock or business by reason of Landlord's making such repairs.

     7.3 Floor Load - Heavy Machinery.

          (a) Tenant shall not place a load upon any floor in the Premises exceeding the floor load per square foot of area which such floor was designed to carry and which is allowed by law. Landlord reserves the right to prescribe the weight and position of all heavy business machines and mechanical equipment, including safes, which shall be placed so as to distribute the weight. Business machines and mechanical equipment shall be placed and maintained by Tenant at Tenant's expense in settings sufficient, in Landlord's judgment, to absorb and prevent vibration, noise and annoyance. Tenant shall not move any safe, heavy machinery, heavy equipment, freight, bulky matter or fixtures into or out of the Building without Landlord's prior consent, which consent shall not be unreasonably withheld, conditioned or delayed and which consent may include a requirement to provide insurance, naming Landlord as an insured, in such amounts as Landlord may deem reasonable.

          (b) If any such safe, machinery, equipment, freight, bulky matter or fixtures requires special handling, Tenant agrees to employ only persons holding a Master Rigger's License to do such work, and that all work in connection therewith shall comply with applicable laws and regulations. Any such moving shall be at the sole risk and hazard of Tenant, and Tenant will exonerate, indemnify and save Landlord harmless against and from any liability, loss, injury, claim or suit resulting directly or indirectly from such moving, subject to Section 10.4.

     7.4 Utility Services. The Premises shall be separately metered by Landlord, at Landlord's expense, prior to the Commencement Date, for water, electricity and gas.

     7.5 Other Services.

     Landlord shall also provide at all times:

          (a) Warm and cold water (at temperatures supplied by the city in which the Property is located) for laboratory use, drinking, lavatory and toilet purposes.

          (b) Access to the Premises at all times, subject to security precautions from time to time in effect, if any, and subject always to restrictions based on emergency conditions.

     Landlord may from time to time, but shall not be obligated to, provide one or more attendants in or about the lobby of the Building, and the costs of such services shall constitute Operating Expenses in accordance with the provisions of Article 9 hereof. Tenant expressly acknowledges and agrees that, if provided:
(i) such attendants shall not serve as police officers, and will be unarmed, and will not be trained in situations involving potentially physical confrontation; and (ii) such attendants will be solely an amenity to tenants of the Building for purposes such as assisting visitors and invitees of tenants and others in the Building, monitoring fire control and alarm equipment, and summoning emergency services to the Building as and when needed, and not for the purpose of securing any individual tenant premises or guaranteeing the physical safety of Tenant's Premises or of Tenant's employees, agents, contractors or invitees. If and to the extent that Tenant desires to provide security for the Premises or for such persons or their property, Tenant shall be responsible for so doing, after having first consulted with Landlord and after obtaining Landlord's consent, which shall not be unreasonably withheld. Landlord expressly disclaims any and all responsibility and/or liability for the physical safety of Tenant's property, and for that of Tenant's employees, agents, contractors and invitees, and, without in any way limiting the operation of Article 10 hereof, Tenant, for itself and its agents, contractors, invitees and employees, hereby expressly waives any claim, action, cause of action or other right which may accrue or arise as a result of any damage or injury to the person or property of Tenant or any such agent, invitee, contractor or employee unless arising out of the negligence or willful misconduct of Landlord, its agents, its employees, or its contractors. Tenant agrees that, as between Landlord and Tenant, it is Tenant's responsibility to advise its employees, agents, contractors and invitees as to necessary and appropriate safety precautions.

     7.6 Interruption of Service.

          (a) Landlord reserves the right to curtail, suspend, interrupt and/or stop the supply of water, sewage, electrical current, cleaning, and other services, and to curtail, suspend, interrupt and/or stop use of entrances and/or lobbies serving access to the Building, or other portions of the Property, provided Tenant has one reasonable means of access to the Premises at all times, without thereby incurring any liability to Tenant, when necessary by reason of accident or emergency, or for repairs, alterations, replacements or improvements in the judgment of Landlord, reasonably exercised, desirable or necessary, or when prevented from supplying such services or use due to any act or neglect of Tenant or Tenant's agents employees, contractors or invitees or any person claiming by, through or under Tenant or by Force Majeure, including, but not limited to, strikes, lockouts, difficulty in obtaining materials, accidents, laws or orders, or inability, by exercise of reasonable diligence, to obtain electricity, water, gas, steam, coal, oil or other suitable fuel or power; provided, however, Landlord shall use reasonable efforts to restore any such service. If, however, such curtailment, suspension, interruption and/or stoppage may be restored by Landlord and is within Landlord's control, Landlord agrees to use best efforts to restore such service. With respect to non-emergency repairs and maintenance, Landlord shall provide Tenant with reasonable advance notice and shall schedule such repairs and maintenance in a manner to minimize disruption with Tenant's business operations at the Premises. Except as set forth in paragraph (b) below, no diminution or abatement of rent or other compensation, nor any direct, indirect or consequential damages shall or will be claimed by Tenant as a result of, nor shall this Lease or any of the obligations of Tenant be affected or reduced by reason of, any such interruption, curtailment, suspension or stoppage in the furnishing of the foregoing services or use, irrespective of the cause thereof. Except as set forth in paragraph (b) below, failure or omission on the part of Landlord to furnish any of the foregoing services or use as provided in this paragraph shall not be construed as an eviction of Tenant, actual or constructive, nor entitle Tenant to an abatement of rent, nor to render the Landlord liable in damages, nor release Tenant from prompt fulfillment of any of its covenants under this Lease.

          (b) Notwithstanding anything contained in this Lease to the contrary, if (i) an interruption or curtailment, suspension or stoppage of an Essential Service (as said term is hereinafter defined) shall occur, except any of the same due to any act or neglect of Tenant or Tenant's agents employees, contractors or invitees or any person claiming by, through or under Tenant (any such interruption of an Essential Service being hereinafter referred to as a "Service Interruption"), and (ii) such Service Interruption occurs or continues as a result of the negligence or a wrongful conduct of the Landlord or Landlord's agents, servants, employees or contractors, and (iii) such Service Interruption continues for more than five (5) consecutive Business Days after Landlord shall have received notice thereof from Tenant, and (iv) as a result of such Service Interruption, the conduct of Tenant's normal operations in the Premises are materially and adversely affected, then there shall be an abatement of one day's Basic Rent and Escalation Charges for each day during which such Service Interruption continues after such five (5) Business Day period; provided, however, that if any part of the Premises is reasonably useable for Tenant's normal business operations or if Tenant conducts all or any part of its operations in any portion of the Premises notwithstanding such Service Interruption, then the amount of each daily abatement of Basic Rent and Escalation Charges shall only be proportionate to the nature and extent of the interruption of Tenant's normal operations or ability to use the Premises. The rights granted to Tenant under this paragraph (b) shall be Tenant's sole and exclusive remedy resulting from a failure of Landlord to provide services, and Landlord shall not otherwise be liable for any loss or damage suffered or sustained by Tenant resulting from any failure or cessation of services. For purposes hereof, the term "Essential Services" shall mean the following services: access to the Premises, gas, water and sewer/septic service and electricity, but only to the extent that Landlord has an obligation to provide same to Tenant under this Lease. Any abatement of Basic Rent under this paragraph shall apply only with respect to Basic Rent allocable to the period after each of the conditions set forth in subsections (i) through (iv) hereof shall have been satisfied and only during such times as each of such conditions shall exist.

                                   ARTICLE 8
                                REAL ESTATE TAXES

     8.1 Payments on Account of Real Estate Taxes.

          (a) "Tax Year" shall mean a twelve-month period commencing on July 1 and falling wholly or partially within the Term, and "Taxes" shall mean (i) all taxes, assessments (special or otherwise), levies, fees and all other government levies, exactions and charges of every kind and nature, general and special, ordinary and extraordinary, foreseen and unforeseen, which are, at any time prior to or during the Term, imposed or levied upon or assessed against the Property or any portion thereof, or against any Basic Rent, Additional Rent or other rent of any kind or nature payable to Landlord by anyone on account of the ownership, leasing or operation of the Property, or which arise on account of or in respect of the ownership, development, leasing, operation or use of the Property or any portion thereof; (ii) all gross receipts taxes or similar taxes imposed or levied upon, assessed against or measured by any Basic Rent, Additional Rent or other rent of any kind or nature or other sum payable to Landlord by anyone on account of the ownership, development, leasing, operation, or use of the Property or any portion thereof; (iii) all value added, use and similar taxes at any time levied, assessed or payable on account of the ownership, development, leasing, operation, or use of the Property or any portion thereof; and (iv) reasonable expenses of any proceeding for abatement of any of the foregoing items included in Taxes, provided Landlord prevails in such abatement proceeding; but the amount of special taxes or special assessments included in Taxes shall be limited to the amount of the installment (plus any interest, other than penalty interest, payable thereon) of such special tax or special assessment required to be paid during the year in respect of which such Taxes are being determined. There shall be excluded from Taxes (i) any interest, penalty, charge or assessment arising from the failure of Landlord to pay taxes when due and
     (ii) all income, estate, succession, inheritance and transfer taxes of Landlord; provided, however, that if at any time during the Term the present system of ad valorem taxation of real property shall be changed so that a capital levy, franchise, income, profits, sales, rental, use and occupancy, or other tax or charge shall in whole or in part be substituted for, or added to, such ad valorem tax and levied against, or be payable by, Landlord with respect to the Property or any portion thereof, such tax or charge shall be included in the term "Taxes" for the purposes of this Article.

          (b) Tenant shall pay to Landlord Tenant's Proportionate Share of Taxes for such Tax Year, such amount to be apportioned for any portion of a Tax Year in which the Commencement Date falls or the Term expires. Tenant's payment of its Proportionate Share of Taxes shall include the period from the Commencement Date to the Rent Commencement Date. In the event that the Property Rentable Area shall change during the Term of this lease Tenant's Proportionate Share of Taxes shall be adjusted pro rata.

          (c) Estimated payments by Tenant on account of Taxes shall be made on the first day of each and every calendar month during the Term of this Lease, commencing on the Commencement Date in the fashion herein provided for the payment of Basic Rent. The monthly amount so to be paid to Landlord shall be sufficient to provide Landlord by the time real estate tax payments are due with a sum equal to Tenant's required payment, as reasonably estimated by Landlord from time to time, on account of Taxes for the then current Tax Year. Promptly after receipt by Landlord of bills for such Taxes, Landlord shall advise Tenant of the amount thereof and the computation of Tenant's payment on account thereof. If estimated payments theretofore made by Tenant for the Tax Year covered by such bills exceed the required payment on account thereof for such Tax Year, Landlord shall credit the amount of overpayment against subsequent obligations of Tenant on account of Taxes (or promptly refund such overpayment if the Term of this Lease has ended and Tenant has no further obligation to Landlord); but if the required payments on account thereof for such Tax Year are greater than estimated payments theretofore made on account thereof for such Tax Year, Tenant shall pay the difference to Landlord within thirty (30) days after being so advised by Landlord, and the obligation to make such payment for any period within the Term shall survive expiration of the Term.

     8.2 Abatement. If Landlord shall receive any tax refund or reimbursement of Taxes or sum in lieu thereof with respect to any Tax Year all or any portion of which falls within the Term, then out of any balance remaining thereof after deducting Landlord's reasonable expenses in obtaining such refund, Landlord shall pay to Tenant, provided there does not then exist an Event of Default, an amount equal to such refund or reimbursement or sum in lieu thereof (exclusive of any interest, and apportioned if such refund is for a Tax Year a portion of which falls outside the Term,) multiplied by Tenant's Proportionate Share; provided, that in no event shall Tenant be entitled to receive more than the payments made by Tenant on account of Taxes for such Tax Year pursuant to paragraph (b) of Section 8.1.

                                   ARTICLE 9
                         OPERATING AND UTILITY EXPENSES

     9.1 Definitions. For the purposes of this Article, the following terms shall have the following respective meanings:

          (a) "Operating Year" shall mean each calendar year, all or any part of which falls within the Term.

          (b) "Operating Expenses" shall mean the aggregate costs and expenses incurred by Landlord with respect to the operation, administration, cleaning, repair, maintenance and management of the Property, all as set forth in Exhibit D annexed hereto ("Operating Services"), provided that, if during any portion of the Operating Year for which Operating Expenses are being computed, less than all of the rentable area of the Property was occupied by tenants or if Landlord is not supplying all tenants with the Operating Services being supplied hereunder, actual Operating Expenses incurred shall be reasonably extrapolated by Landlord on an item by item basis to the estimated Operating Expenses that would have been incurred if ninety-five percent (95%) of the Property were fully occupied for such Operating Year and such services were being supplied to all tenants, and such extrapolated amount shall, for the purposes hereof, be deemed to be included in the Operating Expenses for such Year. Furthermore, if during any Operating Year for which Operating Expenses are computed, Landlord has agreed to supply an Operating Service to a particular tenant of the Property and such tenant has agreed to pay one hundred percent (100%) of the cost of such Operating Service, then the costs associated with providing such Operating Service to such tenant shall not be included in Operating Expenses. Actual Operating Expenses incurred in providing such Operating Service to the other tenants of the Property shall be reasonably extrapolated by Landlord on an item by item basis to the estimated Operating Expenses that would have been incurred if ninety-five percent (95%) of the Property were fully occupied for such Year and such services were being supplied to all tenants, and such extrapolated amount shall, for the purposes hereof, be deemed to be the Operating Expenses attributable to such Operating Service for such Year.

     9.2 Tenant's Payment of Operating Expenses.

          (a) Tenant shall pay to Landlord, as an Escalation Charge, an amount equal to Tenant's Proportionate Share of Operating Expenses, such amount to be apportioned for any portion of an Operating Year in which the Rent Commencement Date falls or the Term of this Lease ends. For the period from the Commencement Date to the Rent Commencement Date, Tenant's payment of Operating Expenses shall be equal to the actual amount of Operating Expenses incurred with respect to the Premises, but in no event shall exceed $1.75 per square foot.

          (b) Estimated payments by Tenant on account of Operating Expenses shall be made on the first day of each and every calendar month during the Term of this Lease, commencing on the Commencement Date in the fashion herein provided for the payment of Basic Rent. The monthly amount so to be paid to Landlord shall be sufficient to provide Landlord by the end of each Operating Year a sum equal to Tenant's required payment, as reasonably estimated by Landlord from time to time during each Operating Year, on account of Operating Expenses for such Operating Year. Within ninety (90) days after the end of each Operating Year, Landlord shall submit to Tenant a reasonably detailed accounting of Operating Expenses for such Operating Year, and Landlord shall certify to the accuracy thereof. If estimated payments theretofore made for such Operating Year by Tenant exceed Tenant's required payment on account thereof for such Operating Year according to such statement, Landlord shall credit the amount of overpayment against subsequent obligations of Tenant with respect to Operating Expenses (or promptly refund such overpayment if the Term of this Lease has ended and Tenant has no further obligation to Landlord); but if the required payments on account thereof for such Operating Year are greater than the estimated payments (if any) theretofore made on account thereof for such Operating Year, Tenant shall make payment to Landlord within thirty (30) days after being so advised by Landlord, and the obligation to make such payment for any period within the Term shall survive expiration of the Term.

          (c) Tenant shall have the right to examine, copy and audit Landlord's books and records establishing Operating Expenses for any Operating Year for a period of one (1) year following the date that Tenant receives the statement of Operating Expenses for such Operating Year from Landlord. Tenant shall give Landlord not less than thirty (30) days' prior notice of its intention to examine and audit such books and records, and such examination and audit shall take place at such place within the city and state in which the Property is located. All costs of the examination and audit shall be borne by Tenant; provided, however, that if such examination and audit establishes that the actual Operating Expenses for the Operating Year in question are less than the amount set forth as the annual Operating Expenses on the annual statement delivered to Tenant by at least ten percent (10%), then Landlord shall pay the reasonable costs of such examination and audit. If, pursuant to the audit, the payments made for such Operating Year by Tenant exceed Tenant's required payment on account thereof for such Operating Year, Landlord shall credit the amount of overpayment against subsequent obligations of Tenant with respect to Operating Expenses (or promptly refund such overpayment if the Term of this Lease has ended and Tenant has no further obligation to Landlord); but, if the payments made by Tenant for such Operating Year are less than Tenant's required payment as established by the examination and audit, Tenant shall pay the deficiency to Landlord within thirty (30) days after conclusion of the examination and audit, and the obligation to make such payment for any period within the Term shall survive expiration of the Term. If Tenant does not elect to exercise its right to examine and audit Landlord's books and records for any Operating Year within the time period provided for by this paragraph, Tenant shall have no further right to challenge Landlord's statement of Operating Expenses.

     9.3 Utility Payments. Tenant shall be responsible for the payment of all water, electricity and gas used and consumed in the Premises, provided Landlord has separately metered the same as required above. Tenant shall pay for electricity and natural gas directly to the utility company on or before the date when due. The obligation to pay for electricity and natural gas used and consumed in the Premises during the last month of the Term hereof shall survive expiration of the Term.

                                   ARTICLE 10
                    INDEMNITY AND PUBLIC LIABILITY INSURANCE

     10.1 Tenant's Indemnity. Except to the extent arising from the gross negligence or willful misconduct of Landlord or its agents or employees, Tenant agrees to indemnify and save harmless Landlord and Landlord's partners, members, shareholders, officers, directors, managers, employees, agents and contractors and any Holder from and against all claims, losses, cost, damages, liability or expenses of whatever nature arising from: (i) any accident, injury or damage whatsoever to any person, or to the property of any person, occurring in the Premises; (ii) any accident, injury or damage whatsoever to any person, or to the property of any person, occurring outside of the Premises, but on the Property, where such accident, damage or injury results from any negligence or willful misconduct on the part of Tenant or Tenant's agents, employees, contractors, invitees or sublessees; or (iii) the use or occupancy of the Premises or of any business conducted therein or anything or work whatsoever done or any condition created (other than by Landlord) in the Premises, and, in any case, occurring after the Commencement Date (or such earlier date as of which Tenant takes possession of the Premises) until the expiration of the Term of this Lease and thereafter so long as Tenant is in occupancy of any part of the Premises. This indemnity and hold harmless agreement shall include indemnity against all losses, costs, damages, expenses and liabilities incurred in or in connection with any such claim or any proceeding brought thereon, and the defense thereof, including, without limitation, reasonable attorneys' fees and costs at both the trial and appellate levels. The provisions of this Section
10.1 shall survive the expiration or earlier termination of this Lease.

     10.2 Tenant Insurance. Tenant agrees to maintain in full force from the date upon which Tenant first enters the Premises for any reason, throughout the Term of this Lease, and thereafter so long as Tenant is in occupancy of any part of the Premises, a policy of commercial general liability and property damage insurance (including broad form contractual liability, independent contractor's hazard and completed operations coverage) under which Tenant is named as an insured and Landlord, and, at Landlord's request, Landlord's property manager, any Holder, and such other persons as Landlord reasonably may request are named as additional insureds, and under which the insurer agrees to indemnify and hold Landlord and such other additional named insureds harmless from and against all cost, expense and/or liability arising out of or based upon any and all claims, accidents, injuries and damages set forth in Section 10.1. Tenant may satisfy such insurance requirements by including the Premises in a so-called "blanket" and/or "umbrella" insurance policy, provided that the amount of coverage allocated to the Premises shall fulfill the requirements set forth herein. Each policy required hereunder shall be non-cancelable and non-amendable with respect to Landlord and Landlord's said designees without thirty (30) days' prior notice, shall be written on an "occurrence" basis, and shall be in at least the amounts of the Initial General Liability Insurance specified in Section 1.1 or such greater amounts as Landlord in its reasonable discretion shall from time to time request, and a duplicate original or certificates thereof reasonably satisfactory to Landlord, together with a photocopy of the entire policy, shall be delivered to Landlord.

     10.3 Tenant's Risk. Tenant agrees that its use and occupancy of the Premises and its use of such other portions of the Property as Tenant is herein given the right to use shall be at Tenant's own risk. Landlord shall not be liable to Tenant, its employees, agents, invitees or contractors for any damage, injury, loss, compensation, or claim (including, but not limited to, claims for the interruption of or loss to Tenant's business) based on, arising out of or resulting from any cause whatsoever, including, but not limited to, repairs to any portion of the Premises or the Property, any fire, robbery, theft, mysterious disappearance and/or any other crime or casualty, the actions of any other tenants of the Building or of any other person or persons, or any leakage in any part or portion of the Premises or the Building, or from water, rain or snow that may leak into, or flow from any part of the Premises or the Building, or from drains, pipes or plumbing fixtures in the Building, unless due to the negligence or willful misconduct of Landlord or Landlord's agents, employees, or contractors. Any goods, property or personal effects stored or placed in or about the Premises shall be at the sole risk of Tenant, and neither Landlord nor Landlord's insurers shall in any manner be held responsible therefore unless due to the negligence or willful misconduct of Landlord, Landlord's agents, or its employees. Landlord shall not be responsible or liable to Tenant, or to those claiming by, through or under Tenant, for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying adjoining premises or any part of the premises adjacent to or connecting with the Premises or any part of the Property or otherwise. Notwithstanding the foregoing, Landlord shall not be released from liability for any injury, loss, damages or liability to the extent arising from any negligence or willful misconduct of Landlord, its servants, employees or agents acting within the scope of their authority on or about the Premises; provided, however, that in no event shall Landlord, its servants, employees or agents have any liability to Tenant based on any loss with respect to or interruption in the operation of Tenant's business. Tenant shall carry "all-risk" property insurance on a "replacement cost" basis, insuring Tenant's Removable Property and any Alterations made by Tenant pursuant to Section 5.2, to the extent that the same have not become the property of Landlord. The provisions of this Section 10.3 shall be applicable from and after the execution of this Lease and until the end of the Term of this Lease, and during such further period as Tenant may use or be in occupancy of any part of the Premises or of the Building.

     10.4 Waiver of Subrogation. The parties hereto shall each procure an appropriate clause in, or endorsement on, any property insurance policy on the Premises, the Property, or any personal property, fixtures or equipment located thereon or therein, pursuant to which the insurer waives subrogation or consents to a waiver of right of recovery in favor of either party, its respective agents or employees. Having obtained such clauses and/or endorsements, each party hereby agrees that it will not make any claim against or seek to recover from the other or its agents or employees for any loss or damage to its property or the property of others resulting from fire or other perils covered by such property insurance (or which would have been covered had all insurance required hereunder been maintained).

                                   ARTICLE 11
                           FIRE, EMINENT DOMAIN, ETC.

     11.1 Landlord's Right of Termination. Within sixty (60) days after damage by fire or other casualty, Landlord shall provide Tenant with a good faith estimate of the time to restore the Premises and/or Building. If the Premises or the Building are substantially damaged by fire or casualty (the term "substantially damaged" meaning damage of such a character that the same cannot, in the ordinary course, reasonably be expected to be repaired within one hundred twenty (120) days from the time that repair work would commence), or if any part of the Building is taken by any exercise of the right of eminent domain, then Landlord shall have the right to terminate this Lease (even if Landlord's entire interest in the Premises may have been divested) by giving notice of Landlord's election so to do within sixty (60) days after the occurrence of such casualty or the effective date of such taking, whereupon this Lease shall terminate thirty (30) days after the date of such notice with the same force and effect as if such date were the date originally established as the expiration date hereof, provided that if the Premises are not damaged and the Premises need not be vacant for Landlord to restore the damaged portion(s) of the Building, then such termination right shall be available only if all other leases in the Building are also terminated.

     11.2 Restoration; Tenant's Right of Termination. If the Premises or the Building are damaged by fire or other casualty, and this Lease is not terminated pursuant to Section 11.1, Landlord shall thereafter use reasonable efforts to restore the Building and the Premises (excluding any Alterations made by Tenant pursuant to Section 5.2 which have not become the property of the Landlord) to proper condition for Tenant's use and occupation, provided that Landlord's obligation shall be limited to the amount of insurance proceeds available therefore, (but such limitation shall only apply if all insurance required to be maintained by Landlord hereunder is in effect at the time of such fire or casualty) and Landlord shall not be obligated to commence restoration until Landlord has received the insurance proceeds. If, for any reason, such restoration shall not be substantially completed within six (6) months after the expiration of the sixty-day period referred to in Section 11.1 (which six-month period may be extended for such periods of time as Landlord is prevented from proceeding with or completing such restoration due to Force Majeure, but in no event for more than an additional three (3) months), Tenant shall have the right to terminate this Lease by giving notice to Landlord thereof within thirty (30) days after the expiration of such period (as so extended) provided that such restoration is not completed within such period. This Lease shall cease and come to an end without further liability or obligation on the part of either party thirty (30) days after such giving of notice by Tenant unless, within such thirty-day period, Landlord substantially completes such restoration. Such right of termination shall be Tenant's sole and exclusive remedy at law or in equity for Landlord's failure so to complete such restoration, and time shall be of the essence with respect thereto.

     11.3 Landlord's Insurance. Landlord agrees to maintain in full force and effect, during the Term of this Lease, property damage insurance with such deductibles and in such amounts as may from time to time be carried by reasonably prudent owners of similar buildings in the area in which the Property is located, provided that in no event shall Landlord be required to carry other than fire and extended coverage insurance or insurance in amounts equal to 100% of the actual insurable cash value of the Building (excluding footings and foundations). Landlord may satisfy such insurance requirements by including the Property in a so-called "blanket" insurance policy, provided that the amount of coverage allocated to the Property shall fulfill the foregoing requirements.

     11.4 Abatement of Rent. If the Premises or the Building are damaged by fire or other casualty, Basic Rent and Escalation Charges payable by Tenant shall abate proportionately for the period during which, by reason of such damage, there is substantial interference with Tenant's use of, or access to the Premises, having regard for the extent to which Tenant may be required to discontinue Tenant's use of all or an undamaged portion of the Premises due to such damage, but such abatement or reduction shall end if and when Landlord shall have substantially completed sufficient restoration that Tenant is reasonably able to use the Premises and the Premises are in substantially the condition in which they were prior to such damage (excluding any Alterations made by Tenant pursuant to Section 5.2) which have not become the property of the Landlord). If such fire or other casualty occurs during the period between the Commencement Date and the Rent Commencement Date, the Rent Commencement Date shall be delayed one day for each day from the date of the casualty until Landlord shall have substantially completed sufficient restoration such that Tenant is reasonably able to commence construction of Tenant's Work, and all Escalation Charges shall abate during such period. If the Premises shall be affected by any exercise of the power of eminent domain, Basic Rent and Escalation Charges payable by Tenant shall be justly and equitably abated and reduced according to the nature and extent of the loss of use thereof suffered by Tenant. In no event shall Landlord have any liability for damages to Tenant for inconvenience, annoyance, or interruption of business arising from any fire or other casualty or eminent domain.

     11.5 Condemnation Award. Landlord shall have and hereby reserves and excepts, and Tenant hereby grants and assigns to Landlord, all rights to recover for damages to the Property and the leasehold interest hereby created, and to compensation accrued or hereafter to accrue by reason of any taking, by exercise of the right of eminent domain, and by way of confirming the foregoing, Tenant hereby grants and assigns, and covenants with Landlord to grant and assign to Landlord, all rights to such damages or compensation, and covenants to deliver such further assignments and assurances thereof as Landlord may from time to time request, and Tenant hereby irrevocably appoints Landlord its attorney-in-fact to execute and deliver in Tenant's name all such assignments and assurances. Nothing contained herein shall be construed to prevent Tenant from prosecuting in any condemnation proceedings a claim for the value of any of Tenant's Removable Property installed in the Premises by Tenant at Tenant's expense and for relocation expenses, provided that such action shall not affect the amount of compensation otherwise recoverable by Landlord from the taking authority.

                                   ARTICLE 12
                             HOLDING OVER; SURRENDER

     12.1 Holding Over. Any holding over by Tenant after the expiration of the Term of this Lease shall be treated as a daily tenancy at sufferance at an amount equal to two (2) times the Basic Rent then in effect plus Escalation Charges and other Additional Rent herein provided (prorated on a daily basis). Tenant shall also pay to Landlord all damages, direct and/or indirect, sustained by reason of any such holding over. In all other respects, such holding over shall be on the terms and conditions set forth in this Lease as far as applicable.

     12.2 Surrender of Premises. Upon the expiration or earlier termination of the Term of this Lease, Tenant shall peaceably quit and surrender to Landlord the Premises in neat and clean condition and in good order, condition and repair, together with all alterations, additions and improvements which may have been made or installed in, on or to the Premises prior to or during the Term of this Lease (except as hereinafter provided), excepting only ordinary wear and use, damage by fire or other casualty, and taking by eminent domain. Tenant shall remove all of Tenant's Removable Property and, to the extent specified by Landlord at the time of Landlord's consent thereto, all alterations, installations and additions made by Tenant (excluding Tenant's Work, other than the Tank) and all partitions wholly within the Premises unless installed initially by Landlord in preparing the Premises for Tenant's occupancy; and shall repair any damages to the Premises, the Building, or the Property caused by such removal, subject to Section 10.4 above. Any Tenant's Removable Property which shall remain in the Building or on the Premises after the expiration or termination of the Term of this Lease (and vacancy thereof by Tenant) shall be deemed conclusively to have been abandoned, and either may be retained by Landlord as its property or may be disposed of in such manner as Landlord may see fit, at Tenant's sole cost and expense.

                                   ARTICLE 13
                     RIGHTS OF MORTGAGEES; TRANSFER OF TITLE

     13.1 Rights of Mortgagees.

          (a) This Lease shall be subordinate to any mortgage, deed of trust or ground lease or similar encumbrance (collectively, a "Mortgage", and the holder thereof from time to time the "Holder") from time to time encumbering the Premises, whether executed and delivered prior to or subsequent to the date of this Lease, unless the Holder shall elect otherwise. If this Lease is subordinate to any Mortgage and the Holder or any other party shall succeed to the interest of Landlord pursuant to the Mortgage (such Holder or other party, a "Successor"), at the election of the Successor), Tenant shall attorn to the Successor and this Lease shall continue in full force and effect between the Successor and Tenant. Not more than fifteen (15) days after Landlord's written request, Tenant agrees to execute such instruments of subordination or attornment in confirmation of the foregoing agreement as the Successor reasonably may request.

          (b) Landlord represents and warrants that the only Mortgage which encumbers the Property as of the date of this Lease is held by UBS Principal Finance LLC (the "Existing Holder"). Tenant acknowledges that Landlord has delivered Existing Holder's form of Non-Disturbance Agreement to Tenant. Landlord agrees to use best efforts to have the Existing Holder enter into such Non-Disturbance Agreement with Tenant. Tenant agrees to use commercially reasonable efforts to enter into such Non-Disturbance Agreement with Existing Holder. In addition, Landlord agrees to use best efforts to obtain any subsequent Holder's written agreement that, subject to such reasonable qualifications as the Holder may impose, in the event that the Holder or any other party shall succeed to the interest of Landlord hereunder pursuant to such Mortgage, so long as no Event of Default exists hereunder, Tenant's right to possession of the Premises shall not be disturbed and Tenant's other rights hereunder shall not be adversely affected by any foreclosure of such Mortgage, and such Holder shall recognize Tenant as its tenant on the terms and conditions of this Lease. For purposes hereof, the term "best efforts" shall not include the payment of any sum of money or the consent to less favorable terms and conditions with respect to the obligations or indebtedness secured or created by the Mortgage.

     13.2 Assignment of Rents and Transfer of Title.

          (a) With reference to any assignment by Landlord of Landlord's interest in this Lease, or the rents payable hereunder, conditional in nature or otherwise, which assignment is made to the holder of a mortgage on property which includes the Premises, Tenant agrees that the execution thereof by Landlord, and the acceptance thereof by the holder of such mortgage shall never be treated as an assumption by such holder of any of the obligations of Landlord hereunder unless such holder shall, by notice sent to Tenant, specifically otherwise elect and, except as aforesaid, such holder shall be treated as having assumed Landlord's obligations hereunder only upon foreclosure of such holder's mortgage and the taking of possession of the Premises.

          (b) In no event shall the acquisition of Landlord's interest in the Property by a purchaser which, simultaneously therewith, leases Landlord's entire interest in the Property back to the seller thereof be treated as an assumption by operation of law or otherwise, of Landlord's obligations hereunder, but Tenant shall look solely to such seller-lessee, and its successors from time to time in title, for performance of Landlord's obligations hereunder. In any such event, this Lease shall be subject and subordinate to the lease to such purchaser provided that Tenant's rights under this Lease are not disturbed. For all purposes, such seller-lessee, and its successors in title, shall be the Landlord hereunder unless and until Landlord's position shall have been assumed by such purchaser-lessor.

          (c) Except as provided in paragraph (b) of this Section, in the event of any transfer of title to the Property by Landlord, Landlord shall thereafter be entirely freed and relieved from the performance and observance of all covenants and obligations hereunder provided such transferee assumes all of Landlord's obligations hereunder in writing.

     13.3 Notice to Mortgagee. After receiving notice from Landlord of any Holder of a Mortgage which includes the Premises, no notice from Tenant to Landlord alleging any default by Landlord shall be effective unless and until a copy of the same is given to such Holder (provided Tenant shall have been furnished with the name and address of such Holder), and the curing of any of Landlord's defaults by such Holder shall be treated as performance by Landlord.

                                   ARTICLE 14
                                DEFAULT; REMEDIES

     14.1 Tenant's Default.

          (a) If at any time subsequent to the date of this Lease any one or more of the following events (herein referred to as an "Event of Default") shall occur:

               (i) Tenant shall fail to pay the Basic Rent, Escalation Charges or any other Additional Rent hereunder when due and such failure shall continue for five (5) Business Days after notice to Tenant from Landlord; or

               (ii) Tenant shall neglect or fail to perform or observe any other covenant herein contained on Tenant's part to be performed or observed and Tenant shall fail to remedy the same within thirty (30) days after notice to Tenant specifying such neglect or failure, or if such failure is of such a nature that Tenant cannot reasonably remedy the same within such thirty (30) day period, Tenant shall fail to commence promptly (and in any event within such thirty (30) day period) to remedy the same and to prosecute such remedy to completion with diligence and continuity (and in any event, within ninety (90) days after the notice described in this subparagraph (ii)); or

               (iii) Tenant's leasehold interest in the Premises shall be taken on execution or by other process of law directed against Tenant; or

               (iv) Tenant shall make an assignment for the benefit of creditors or shall be adjudicated insolvent, or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future Federal, State or other statute, law or regulation for the relief of debtors (other than the Bankruptcy Code, as hereinafter defined), or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or of all or any substantial part of its properties, or shall admit in writing its inability to pay its debts generally as they become due; or

               (v) An Event of Bankruptcy (as hereinafter defined) shall occur with respect to Tenant; or

               (vi) A petition shall be filed against Tenant under any law (other than the Bankruptcy Code) seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future Federal, State or other statute, law or regulation and shall remain undismissed or unstayed for an aggregate of ninety (90) days (whether or not consecutive), or if any trustee, conservator, receiver or liquidator of Tenant or of all or any substantial part of its properties shall be appointed without the consent or acquiescence of Tenant and such appointment shall remain unvacated or unstayed for an aggregate of ninety (90) days (whether or not consecutive); or

               (vii) If: (x) Tenant shall fail to pay the Basic Rent, Escalation Charges or any other Additional Rent hereunder when due or shall fail to perform or observe any other covenant herein contained on Tenant's part to be performed or observed and Tenant shall cure any such failure within the applicable grace period set forth in clauses (i) or
          (ii) above; or (y) an Event of Default of the kind set forth in clauses (i) or (ii) above shall occur and Landlord shall, in its sole discretion, permit Tenant to cure such Event of Default after the applicable grace period has expired; and the same or a similar failure shall occur more than once twice within the next 365 days (whether or not such similar failure is cured within the applicable grace period);

then in any such case, Landlord may terminate this Lease as hereinafter provided and exercise any other rights or remedies available under this Lease, at law or in equity. .

               (b) For purposes of clause (a)(v) above, an "Event of Bankruptcy" means the filing of a voluntary petition by Tenant, or the entry of an order for relief against Tenant, under Chapter 7, 11, or 13 of the Bankruptcy Code, and the term "Bankruptcy Code" means 11 U.S.C ss.101, et seq.. If an Event of Bankruptcy occurs, then the trustee of Tenant's bankruptcy estate or Tenant as debtor-in-possession may (subject to final approval of the court) assume this Lease, and may subsequently assign it, only if it does the following within sixty
          (60) days after the date of the filing of the voluntary petition, the entry of the order for relief (or such additional time as a court of competent jurisdiction may grant, for cause, upon a motion made within the original sixty-day period):

                    (i) file a motion to assume the Lease with the appropriate court;

                    (ii) satisfy all of the following conditions, which Landlord and Tenant acknowledge to be commercially reasonable:

                         (A) cure all Defaults of Tenant under this Lease or
                    provide Landlord with Adequate Assurance (as defined below) that it will (x) cure all monetary Defaults of Tenant hereunder within ten (10) days from the date of the assumption; and (y) cure all nonmonetary Defaults of Tenant hereunder within thirty (30) days from the date of the assumption;

                         (B) compensate Landlord and any other person or entity,
                    or provide Landlord with Adequate Assurance that within ten
                    (10) days after the date of the assumption, it will compensate Landlord and such other person or entity, for any pecuniary loss that Landlord and such other person or entity incurred as a result of any Event of Default, the trustee, or the debtor-in-possession;

                         (C) provide Landlord with Adequate Assurance of Future
                    Performance (as defined below) of all of Tenant's obligations under this Lease; and

                         (D) deliver to Landlord a written statement that the
                    conditions herein have been satisfied.

          (c) For purposes only of the foregoing paragraph (b), and in addition to any other requirements under the Bankruptcy Code, any future federal bankruptcy law and applicable case law, "Adequate Assurance" means at least meeting the following conditions, which Landlord and Tenant acknowledge to be commercially reasonable:

               (i) entering an order segregating sufficient cash to pay Landlord and any other person or entity under paragraph (b) above, and

               (ii) granting to Landlord a valid first lien and security interest (in form acceptable to Landlord) in all property comprising the Tenant's "property of the estate," as that term is defined in
          Section 541 of the Bankruptcy Code, located on, used at or relating to the Premises, which lien and security interest secures the trustee's or debtor-in-possession's obligation to cure the monetary and nonmonetary defaults under the Lease within the periods set forth in paragraph (b) above.

          (d) For purposes only of paragraph (b) above, and in addition to any other requirements under the Bankruptcy Code, any future federal bankruptcy law and applicable case law, "Adequate Assurance of Future Performance" means at least meeting the following conditions, which Landlord and Tenant acknowledge to be commercially reasonable:

               (i) the trustee or debtor-in-possession depositing with Landlord, as security for the timely payment of rent and other monetary obligations, an amount equal to the sum of two (2) months' Basic Rent plus an amount equal to two (2) months' installments on account of Escalation Charges;

               (ii) the trustee or the debtor-in-possession agreeing to pay in advance, on each day that the Basic Rent is payable, the monthly installments on account of Escalation Charges;

               (iii) the trustee or debtor-in-possession providing adequate assurance of the source of the rent and other consideration due under this Lease;

               (iv) Tenant's bankruptcy estate and the trustee or debtor-in-possession providing Adequate Assurance of the feasibility of the bankruptcy estate (and any successor after the conclusion of the Tenant's bankruptcy proceedings) continuing to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that the bankruptcy estate (and any successor after the conclusion of the Tenant's bankruptcy proceedings) will have sufficient funds to fulfill Tenant's obligations hereunder.

          (e) If the trustee or the debtor-in-possession assumes the Lease under paragraph (b) above and applicable bankruptcy law, it may assign its interest in this Lease only if the proposed assignee first provides Landlord with Adequate Assurance of Future Performance of all of Tenant's obligations under the Lease, and if Landlord determines, in the exercise of its reasonable business judgment, that the assignment of this Lease will not breach any other lease, or any mortgage, financing agreement, or other agreement relating to the Property by which Landlord or the Property is then bound (and Landlord shall not be required to obtain consents or waivers from any third party required under any lease, mortgage, financing agreement, or other such agreement by which Landlord is then bound).

          (f) For purposes only of paragraph (e) above, and in addition to any other requirements under the Bankruptcy Code, any future federal bankruptcy law and applicable case law, "Adequate Assurance of Future Performance" means at least the satisfaction of the following conditions, which Landlord and Tenant acknowledge to be commercially reasonable:

               (i) the proposed assignee submitting a current financial statement, audited by a certified public accountant, that allows a net worth and working capital in amounts determined in the reasonable business judgment of Landlord to be sufficient to assure the future performance by the assignee of Tenant's obligation under this Lease; and

               (ii) if requested by Landlord in the exercise of its reasonable business judgment, the proposed assignee obtaining a guarantee (in form and substance satisfactory to Landlord) from one or more persons who satisfy Landlord's standards of creditworthiness.

     14.2 Landlord's Remedies.

          (a) Upon the occurrence of an Event of Default, Landlord may terminate this Lease by notice to Tenant, specifying a date not less than five (5) days after the giving of such notice on which this Lease shall terminate and this Lease shall come to an end on the date specified therein as fully and completely as if such date were the date herein originally fixed for the expiration of the Term of this Lease, and Tenant will then quit and surrender the Premises to Landlord, but Tenant shall remain liable as hereinafter provided.

          (b) If this Lease shall have been terminated as provided in this Article, or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the Premises shall be taken or occupied by someone other than Tenant, then Landlord may re-enter the Premises, either by summary proceedings, ejectment or otherwise, and remove and dispossess Tenant and all other persons and any and all property from the same, as if this Lease had not been made.

          (c) If this Lease shall have been terminated as provided in this Article, Tenant shall pay the Basic Rent, Escalation Charges and other sums payable hereunder up to the time of such termination, and thereafter Tenant, until the end of what would have been the Term of this Lease in the absence of such termination, and whether or not the Premises shall have been relet, shall be liable to Landlord for, and shall pay to Landlord, as liquidated current damages: (x) the Basic Rent, Escalation Charges and other sums that would be payable hereunder if such termination had not occurred, less the net proceeds, if any, of any reletting of the Premises, after deducting all reasonable expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, legal expenses, attorneys' fees, advertising, alteration costs and expenses of preparation for such reletting. Tenant shall pay the portion of such current damages referred to in clause (x) above to Landlord monthly on the days which the Basic Rent would have been payable hereunder if this Lease had not been terminated.

          (d) At any time after termination of this Lease as provided in this Article, whether or not Landlord shall have collected any such current damages, as liquidated final damages and in lieu of all such current damages beyond the date of such demand, at Landlord's election Tenant shall pay to Landlord an amount equal to the excess, if any, of the Basic Rent, Escalation Charges and other sums as hereinbefore provided which would be payable hereunder from the date of such demand assuming that, for the purposes of this paragraph, annual payments by Tenant on account of Taxes and Operating Expenses would be the same as the payments required for the immediately preceding Operating or Tax Year for what would be the then unexpired Term of this Lease if the same remained in effect, over the then fair market rental value of the Premises for the same period.

          (e) In case of any Event of Default, re-entry, expiration and dispossession by summary proceedings or otherwise, Landlord may (i) re-let the Premises or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms which may at Landlord's option be equal to or less than or exceed the period which would otherwise have constituted the balance of the Term of this Lease and may grant concessions or free rent to the extent that Landlord reasonably considers advisable and necessary to re-let the same and (ii) make such alterations, repairs and decorations in the Premises as Landlord considers advisable and necessary for the purpose of reletting the Premises; and the making of such reasonable alterations, repairs and decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord agrees to use commercially reasonable efforts to relet the Premises after an Event of Default, provided Tenant has vacated the Premises. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed, or in the event of Landlord obtaining possession of the Premises, by reason of the violation by Tenant of any of the covenants and conditions of this Lease.

     14.3 Additional Rent. If Tenant shall fail to pay when due any sums under this Lease designated as an Escalation Charge or other Additional Rent, Landlord shall have the same rights and remedies as Landlord has hereunder for failure to pay Basic Rent.

     14.4 Remedying Defaults. Landlord shall have the right, but shall not be required, to pay such sums or do any act which requires the expenditure of monies which may be necessary or appropriate by reason of the failure or neglect of Tenant to perform any of the provisions of this Lease, and in the event of the exercise of such right by Landlord, Tenant agrees to pay to Landlord forthwith upon demand all such sums, together with interest thereon at a rate equal to 3% plus the prime rate published from time to time in The Wall Street Journal or its successor publication (but in no event less than 18% per annum), as Additional Rent. Any payment of Basic Rent, Escalation Charges or other sums payable hereunder not paid when due shall, at the option of Landlord, bear interest at a rate equal to 3% plus the prime rate published from time to time in The Wall Street Journal or its successor publication (but in no event less than 18% per annum), from the due date thereof and shall be payable forthwith on demand by Landlord, as Additional Rent.

     14.5 Remedies Cumulative. The specified remedies to which Landlord may resort hereunder are not intended to be exclusive of any remedies or means of redress to which Landlord may at any time be entitled lawfully, and Landlord may invoke any remedy (including the remedy of specific performance) allowed at law or in equity as if specific remedies were not herein provided for.

     14.6 Enforcement Costs. Tenant shall pay all costs and expenses (including, without limitation, attorneys' fees and expenses at both the trial and appellate levels) incurred by or on behalf of Landlord in connection with the successful enforcement of any rights of Landlord or obligations of Tenant hereunder, whether or not occasioned by an Event of Default. Landlord shall pay all costs and expenses (including, without limitation, attorneys' fees and expenses at both the trial and appellate levels) incurred by or on behalf of Tenant in connection with the successful enforcement of any rights of Tenant or obligations of Landlord hereunder, whether or not occasioned by a default of Landlord.

     14.7 Waiver.

          (a) Failure on the part of Landlord or Tenant to complain of any action or non-action on the part of the other, no matter how long the same may continue, shall never be a waiver by Tenant or Landlord, respectively, of any of the other's rights hereunder. Further, no waiver at any time of any of the provisions hereof by Landlord or Tenant shall be construed as a waiver of any of the other provisions hereof, and a waiver at any time of any of the provisions hereof shall not be construed as a waiver at any subsequent time of the same provisions. The consent or approval of Landlord or Tenant to or of any action by the other requiring such consent or approval shall not be construed to waive or render unnecessary Landlord's or Tenant's consent or approval to or of any subsequent similar act by the other.

          (b) No payment by Tenant, or acceptance by Landlord, of a lesser amount than shall be due from Tenant to Landlord shall be treated otherwise than as a payment on account of the earliest installment of any payment due from Tenant under the provisions hereof.

     The acceptance by Landlord of a check for a lesser amount with an endorsement or statement thereon, or upon any letter accompanying such check, that such lesser amount is payment in full, shall be given no effect, and Landlord may accept such check without prejudice to any other rights or remedies which Landlord may have against Tenant.

     14.8 Security Deposit.

          (a) Simultaneously with the execution of this Lease by Tenant, Tenant shall provide Landlord with a Security Deposit set forth in Section 1.1, consisting of an irrevocable, unconditional, absolutely "clean" letter of credit, in the form of Exhibit H attached hereto and incorporated herein, in the face amount equal to the Security Deposit, running to Landlord as the sole beneficiary, to be held, disbursed and/or released in accordance with this Section 14.8 (the "Letter of Credit"). The Letter of Credit shall have a stated duration of and shall be effective for at least one (1) year with provision for automatic successive annual one-year extensions during the Term and for sixty (60) days after the expiration date or the earlier termination of the Term, except that if such earlier termination is based on Tenant's default, Tenant shall keep the Letter of Credit in force until sixty (60) days after the date when the Term would have expired had it not been earlier terminated. Tenant shall deliver to Landlord a renewal Letter of Credit no later than thirty (30) days prior to the expiration date of any Letter of Credit issued under this Section 14.8, and if Tenant fails to do so, Landlord may draw the entire amount of the expiring Letter of Credit and hold the proceeds in cash as the Security Deposit, as hereinafter provided, but in that event, Tenant shall, upon demand, provide Landlord with a new Letter of Credit, meeting the requirements of this Lease as the Security Deposit, in lieu of such cash, and upon delivery of the same, the cost proceeds shall be immediately returned to Tenant. Each Letter of Credit shall be issued by Citizen's Bank, or a commercial bank provided such commercial bank has a credit rating with respect to certificates of deposit, short term deposits or commercial paper of at least P-2 (or equivalent) by Moodys Investor Service, Inc., or at least A-2 (or equivalent) by Standard & Poors Corporation. If the issuers credit rating is reduced below P-2 (or equivalent) by Moodys Investor Service, Inc., or at least A-2 (or equivalent) by Standard & Poors Corporation, or if the financial condition of the issuer changes in any other materially adverse way, then Landlord shall have the right to require that Tenant obtain from a different issuer a substitute letter of credit that complies in all respects with the requirements of this Section, and Tenants failure to obtain such substitute letter of credit within ten (10) business days after Landlords written demand therefore (with no other notice or grace or cure period being applicable thereto) shall entitle Landlord to immediately draw upon the existing Letter of Credit in full, without any further notice to Tenant. If the issuer of the Letter of Credit shall admit in writing its inability to pay its debts generally as they become due, shall file a petition in bankruptcy or a petition to take advantage of any insolvency act, shall consent to the appointment of a receiver or conservator of itself or the whole or any substantial part of its property, shall file a petition or answer seeking reorganization or arrangement under the United States Bankruptcy Code, shall have a receiver or conservator appointed or shall become subject to operational supervision by and Federal or State regulatory authority, then Tenant within thirty

     (30) days after written demand by Landlord shall obtain a replacement Letter of Credit from another financial institution satisfactory to Landlord, in its reasonable judgment.

          (b) The Security Deposit shall constitute security for payment of Basic Rent and Additional Rent and for any and all other obligations of Tenant under this Lease. If Tenant defaults with respect to any covenant or condition of this Lease beyond any applicable notice and grace period, including but not limited to the payment of Basic Rent, Additional Rent or any other payment due under this Lease, and/or the obligation of Tenant to maintain the Premises and deliver possession thereof back to Landlord at the expiration or earlier termination of the Lease Term in the condition required herein, Landlord may draw upon the Letter of Credit at any time and from time to time in such amount or amounts as may be necessary to cure the default(s) or to reimburse Landlord for any sum(s) which Landlord spent to cure the default(s), and if Landlord has terminated this Lease due to Tenant's default(s), Landlord may also draw upon the Letter of Credit in such amount (or all) as necessary to obtain any amounts from time to time owed to Landlord by Tenant after termination. In the case of each such drawing (except a drawing occurring after termination or expiration of this Lease), Tenant shall, on demand, cause the Letter of Credit to be reinstated to the full amount that was required hereunder prior to such drawing, or cause a similar Letter of Credit, aggregating said full amount, to be issued to Landlord. Any amount drawn by landlord shall not be deemed to fix or determine the amounts to which Landlord is entitled under this Lease or otherwise, and Landlord shall be entitled to pursue any remedies provided for in this Lease to the extent Landlord is unable or elects, in its sole and absolute discretion, not to obtain complete or partial satisfaction by drawing upon the Letter of Credit. The parties expressly acknowledge and agree that the Security Deposit is not an advance payment of Basic Rent or Additional Rent. If Tenant shall have fully complied with all of the covenants and conditions of this Lease, but not otherwise, the Letter of Credit shall be returned to Tenant (or if Landlord shall have drawn on the same and held the proceeds), the amount of the Security Deposit then held by Landlord shall be repaid to Tenant within thirty (30) days after the expiration or sooner termination of this Lease. In the event of a sale or transfer of Landlord's estate or interest in the Building, Landlord shall transfer the Security Deposit to the purchaser or transferee, and Landlord shall be considered released by Tenant from all liability for the return of the Security Deposit from and after and to the extent of such transfer.

          (c) Notwithstanding anything to the contrary set forth herein, upon completion of Tenant's Work and occupancy of the Premises, and provided Tenant is not in default under this Lease beyond any applicable notice and cure periods, Tenant shall have the right to reduce the amount of the Security Deposit by Three Hundred Thousand Dollars ($300,000.00). Provided that Tenant has delivered to Landlord a substitute Letter of Credit in the amount of Two Hundred Thousand Dollars ($200,000.00) (the "Reduced Amount"), or an amendment, in form reasonably satisfactory to Landlord, to the Letter of Credit then being held by Landlord reducing the amount thereof to the Reduced Amount, and provided that the foregoing conditions have been satisfied, Landlord shall immediately return the then-current Letter of Credit to Tenant.

     14.9 Landlord's Default. Landlord shall in no event be in default under this Lease unless Landlord shall neglect or fail to perform any of its obligations hereunder and shall fail to remedy the same within thirty (30) days after notice to Landlord specifying such neglect or failure, or if such failure is of such a nature that Landlord cannot reasonably remedy the same within such thirty (30) day period, Landlord shall fail to commence promptly (and in any event within such thirty (30) day period) to remedy the same and to prosecute such remedy to completion with diligence and continuity.

                                   ARTICLE 15
                            MISCELLANEOUS PROVISIONS

     15.1 Rights of Access. Landlord, its agents, contractors and employees shall have the right to enter the Premises at all reasonable hours and upon twenty-four (24) hours' advance notice (except in the event of an emergency, when no notice shall be given) for the purpose of inspecting the Premises, doing maintenance or making repairs or otherwise exercising its rights or fulfilling its obligations under this Lease, and Landlord also shall have the right to make access available at all reasonable hours to prospective or existing mortgagees, purchasers or tenants of any part of the Property. Landlord shall exercise its rights under this Article 15 at such time and in such manner so as to minimize any unreasonable interference with Tenant's use and occupancy of the Premises and shall comply with Tenant's reasonable security requirements.

     15.2 Covenant of Quiet Enjoyment. Subject to the terms and conditions of this Lease, on payment of the Basic Rent and Escalation Charges and other Additional Rent and observing, keeping and performing all of the other terms and conditions of this Lease on Tenant's part to be observed, kept and performed, Tenant shall lawfully, peaceably and quietly enjoy the Premises during the term hereof, without hindrance or ejection by any persons lawfully claiming under Landlord to have title to the Premises superior to Tenant. The foregoing covenant of quiet enjoyment is in lieu of any other covenant, express or implied.

     15.3 Landlord's Liability.

          (a) Tenant agrees to look solely to Landlord's equity interest in the Property and the proceeds of any insurance carried by Landlord at the time of recovery for recovery of any judgment against Landlord, and agrees that neither Landlord nor any successor of Landlord shall be personally liable for any such judgment, or for the payment of any monetary obligation to Tenant. The provision contained in the foregoing sentence is not intended to, and shall not, limit any right that Tenant might otherwise have to obtain injunctive relief against Landlord or any successor of Landlord, or to take any action not involving the personal liability of Landlord or any successor of Landlord to respond in monetary damages from Landlord's assets other than Landlord's equity interest in the Property.

          (b) In no event shall either party ever be liable to the other for any loss of business or any other indirect or consequential damages suffered by it from whatever cause.

     Notwithstanding the foregoing, Landlord shall have all of the rights and remedies available to it under Section 12.1 in the event that Tenant fails to surrender the Premises in accordance with the terms of this Lease.

          (c) Where provision is made in this Lease for Landlord's consent, and Tenant shall request such consent, and Landlord shall fail or refuse to give such consent, Tenant shall not be entitled to any damages for any withholding by Landlord of its consent (except in the event that Tenant requests Landlord's consent to an assignment or sublease, or to Tenant's Work, or to any Alterations, in which case Tenant's damages shall be limited to $500,000.00), it being intended that Tenant's sole remedy shall be an action for specific performance or injunction (except in the event that Tenant requests Landlord's consent to an assignment or sublease, or to Tenant's Work, or to any Alterations, which remedy shall be as set forth herein), and that such remedy shall be available only in those cases where Landlord has expressly agreed in writing not to unreasonably withhold its consent. Furthermore, whenever Tenant requests Landlord's consent or approval (whether or not provided for herein), Tenant shall pay to Landlord, within ten (10) days of demand, as Additional Rent, any reasonable out-of-pocket expenses incurred by Landlord (including without limitation reasonable attorneys' fees and costs, if any) in connection therewith.

          (d) Any repairs or restoration required or permitted to be made by Landlord under this Lease may be made during normal business hours, provided that such repairs and restoration are conducted in a manner so as to avoid unreasonable interference with Tenant's use and occupancy of the Premises, and Landlord shall have no liability for damages to Tenant for inconvenience, annoyance or interruption of business arising from such repairs or restoration.

     15.4 Estoppel Certificate. Tenant shall, at any time and from time to time, upon not less than ten (10) business days prior written notice by Landlord, execute, acknowledge and deliver to Landlord an estoppel certificate containing such statements of fact as Landlord reasonably requests.

     15.5 Brokerage. Tenant warrants and represents that Tenant has dealt with no broker in connection with the consummation of this Lease other than Broker, and, in the event of any brokerage claims against Landlord predicated upon prior dealings with Tenant, Tenant agrees to defend the same and indemnify Landlord against any such claim (except any claim by Broker). Landlord warrants and represents that Landlord has dealt with no Broker in connection with the consummation of this Lease other than Broker, and, in the event of any brokerage claims against Tenant predicated upon prior dealings with Landlord, Landlord agrees to defend the same and indemnify Tenant against any such claim. Landlord shall be responsible for compensating Broker with respect to the consummation of this Lease.

     15.6 Rules and Regulations. Tenant shall abide by the reasonable Rules and Regulations from time to time established by Landlord, it being agreed that such Rules and Regulations will be established and applied by Landlord in a non-discriminatory fashion, such that all Rules and Regulations shall be generally applicable to other tenants of the Building of similar nature to the Tenant named herein. Landlord agrees to use reasonable efforts to insure that any such Rules and Regulations are uniformly enforced, but Landlord shall not be liable to Tenant for violation of the same by any other tenant or occupant of the Building, or persons having business with them. In the event that there shall be a conflict between such Rules and Regulations and the provisions of this Lease, the provisions of this Lease shall control. The Rules and Regulations currently in effect are set forth in Exhibit E.

     15.7 Invalidity of Particular Provisions. If any term or provision of this Lease, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

     15.8 Provisions Binding, Etc. Except as herein otherwise provided, the terms hereof shall be binding upon and shall inure to the benefit of the successors and assigns, respectively, of Landlord and Tenant (except in the case of Tenant, only such successors and assigns as may be permitted hereunder) and, if Tenant shall be an individual, upon and to his heirs, executors, administrators, successors and permitted assigns. Each term and each provision of this Lease to be performed by Tenant shall be construed to be both a covenant and a condition. Any reference in this Lease to successors and assigns of Tenant shall not be construed to constitute a consent to assignment by Tenant.

     15.9 Recording. Simultaneously with the execution of this Lease, Landlord and Tenant shall execute a notice of lease in the form attached hereto as Exhibit J. At Landlord's request, promptly upon expiration of or earlier termination of the Term, Tenant shall execute and deliver to Landlord a release of any document recorded in the real property records for the location of the Property evidencing this Lease, and Tenant hereby appoints Landlord Tenant's attorney-in-fact, coupled with an interest, to execute any such document if Tenant fails to respond to Landlord's request to do so within fifteen (15) days. The obligations of Tenant under this Section shall survive the expiration or any earlier termination of the Term.

     15.10 Notice. All notices or other communications required hereunder shall be in writing and shall be deemed duly given if delivered in person (with receipt therefore), if sent by reputable overnight delivery or courier service (e.g., Federal Express) providing for receipted delivery, or if sent by certified or registered mail, return receipt requested, postage prepaid, to the following address:

          (a) if to Landlord at Landlord's Address, to the attention of Ted Saraceno.

          (b) if to Tenant, at Tenant's Address, to the attention of Barbara Burnim Day, and after the Commencement Date, at the Premises.

               With a copy to:

               Testa, Hurwitz & Thibeault, LLP
               125 High Street
               Boston, MA 02110-2704
               Attention:  Real Estate Department

     Where receipt of notice or other communication shall be conclusively established by either (i) return of a return receipt indicating that the notice has been delivered; or (ii) return of the letter containing the notice with an indication from the courier or postal service that the addressee has refused to accept delivery of the notice. Either party may change its address for the giving of notices by notice given in accordance with this Section.

     15.11 When Lease Becomes Binding; Entire Agreement; Modification. The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for, the Premises, and this document shall become effective and binding only upon the execution and delivery hereof by both Landlord and Tenant. This Lease is the entire agreement between Landlord and Tenant, and this Lease expressly supersedes any negotiations, considerations, representations and understandings and proposals or other written documents relating hereto. This Lease may be modified or altered only by written agreement between Landlord and Tenant, and no act or omission of any employee or agent of Landlord shall alter, change or modify any of the provisions hereof.

     15.12 Paragraph Headings and Interpretation of Sections. The paragraph headings throughout this instrument are for convenience and reference only, and the words contained therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of the provisions of this Lease. The provisions of this Lease shall be construed as a whole, according to their common meaning (except where a precise legal interpretation is clearly evidenced), and not for or against either party. Use in this Lease of the words "including," "such as" or words of similar import, when followed by any general term, statement or matter, shall not be construed to limit such term, statement or matter to the specified item(s), whether or not language of non-limitation, such as "without limitation" or "including, but not limited to," or words of similar import, are used with reference thereto, but rather shall be deemed to refer to all other terms or matters that could fall within a reasonably broad scope of such term, statement or matter.

     15.13 Dispute Resolution. In the event of a dispute between Landlord and Tenant pursuant to this Lease (other than a dispute relating to the payment of Basic Rent and Escalation Charges) the parties agree that prior to pursuing other available remedies (excluding giving notices of default), they will attempt to directly negotiate resolution of their dispute. If negotiation is unsuccessful, then they agree to participate in at least three hours of mediation to be facilitated by a mediator mutually acceptable to them under the mediation procedures set by the mediator. The mediation session shall be conducted within thirty (30) days of the date on which the mediator receives the request to mediate. The costs of such mediation shall be shared equally by the parties.

     15.14 Waiver of Jury Trial. Landlord and Tenant hereby each waive trial by jury in any action, proceeding or counterclaim brought by either against the other, on or in respect of any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant or Tenant's use or occupancy of the Premises.

     15.15 Time Is of the Essence. Time is of the essence of each provision of this Lease.

     15.16 Multiple Counterparts. This Lease may be executed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document.

     15.17 Governing Law. This Lease shall be governed by the laws of the state in which the Property is located.

     IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be duly executed, under seal, by persons hereunto duly authorized, as of the date first set forth above.


                                      LANDLORD:



                                      WEST SEYON LLC

                                      By: /s/ Mahmood Khimij, Esq
                                          -----------------------
                                      Name: Mahmood Khimji, Esq.
                                      Title: Manager



                                      TENANT:



                                      REPLIGEN


                                      By: /s/ Walter Herlihy
                                          -----------------------
                                      Name: Walter Herlihy
                                      Title: President

                                    EXHIBIT A
                            Location Plan of Premises


                               [Image of Premises]

                                    EXHIBIT B
                              Site Plan of Building



                        [Image of Site Plan of Building]

                                    EXHIBIT C
                            Commencement Date Letter
                            ___________________, 2001


     [Name of Contact]
     [Name of Tenant]
     [Address of Tenant]

RE:  [Name of Tenant]
     [Premises Rentable Area and Floor]
     [Address of Building]

Dear [Name of Contact]:

     Reference is made to that certain Lease, dated as of _________________, 2001, between [Landlord], as Landlord and [Tenant] as Tenant, with respect to Premises on the ______floor of the above-referenced building. In accordance with
Section 4.1 of the Lease, this is to confirm that the Commencement Date of the Term of the Lease occurred on ______________, and that the Term of the Lease shall expire on ________________.

     If the foregoing is in accordance with your understanding, kindly execute the enclosed duplicate of this letter, and return the same to us.


Very truly yours,




[Landlord]



By:_____________________________________________________________________________

Name:___________________________________________________________________________

Title:__________________________________________________________________________

Accepted and Agreed:

[Tenant]

By:_________________________

Name:_______________________

Title:______________________

Date:_______________________

                                    EXHIBIT D
                               Operating Expenses

     Operating Expenses shall include the following, without limitation:

1. All expenses incurred by Landlord or Landlord's agents which shall be directly related to employment of personnel, including amounts incurred for wages, salaries and other compensation for services, payroll, social security, unemployment and similar taxes, workmen's compensation insurance, disability benefits, pensions, hospitalization, retirement plans and group insurance, uniforms and working clothes and the cleaning thereof, and expenses imposed on Landlord or Landlord's agents pursuant to any collective bargaining agreement for the services of employees of Landlord or Landlord's agents in connection with the operation, repair, maintenance, cleaning, management and protection of the Property, including, without limitation, day and night supervisors, manager, accountants, bookkeepers, janitors, carpenters, engineers, mechanics, electricians and plumbers and personnel engaged in supervision of any of the persons mentioned above; provided that, if any such employee is also employed on other property of Landlord, such compensation shall be suitably prorated among the Property and such other properties.

2. The cost of services, utilities, materials and supplies furnished or used in the operation, repair, maintenance, cleaning, management and protection of the Property.

3. The cost of replacements for tools and other similar equipment used in the repair, maintenance, cleaning and protection of the Property, provided that, in the case of any such equipment used jointly on other property of Landlord, such costs shall be suitably prorated among the Property and such other properties.

4. Where the Property is managed by Landlord or an affiliate of Landlord, a sum equal to the amounts customarily charged by management firms in the Waltham area for similar properties, but in no event more than five percent (5%) of gross annual income, whether or not actually paid, or where managed by other than Landlord or an affiliate thereof, the amounts accrued for management, together with, in either case, amounts accrued for legal and other professional fees relating to the Property, but excluding such fees and commissions paid in connection with services rendered for securing or renewing leases and for matters not related to the normal administration and operation of the Property. Landlord represents that the current Management Fee being paid for the Property is as set forth in Section 1.1 hereof.

5. Premiums for insurance against damage or loss to the Property from such hazards as Landlord shall determine, including, but not by way of limitation, insurance covering loss of rent attributable to any such hazards, and public liability insurance.

6. If, during the Term of this Lease, Landlord shall make a capital expenditure, such capital expenditure shall not be included in Operating Expenses, except that if Landlord makes a capital expenditure to reduce Landlord's Operating Expenses, or to comply with laws or regulations enacted or promulgated after the date of this Lease, Landlord may include the annual amortized portion of such capital expenditure in Landlord's Operating Expenses for each year after the Landlord makes such capital expenditure until such capital expenditure is fully amortized.

7. Costs for electricity, water and sewer use charges, gas and other utilities supplied to the Property and not paid for directly by tenants.

8. Betterment assessments, provided the same are apportioned equally over the longest period permitted by law, and to the extent, if any, not included in Taxes.

9. Amounts paid to independent contractors for services, materials and supplies furnished for the operation, repair, maintenance, cleaning and protection of the Property.

10.  Notwithstanding the foregoing, Operation Expenses shall not include:

          (1) wages, salaries or fringe benefits paid to any employees above the grade of building manager, or where employees devote time to properties other than the Property, the portion allocated to such other properties;

          (2) leasehold improvements, alterations and decorations which are made in connection with the preparation of any portion of the Property for occupancy by a new tenant, or which improvements, alterations, and decorations are not generally beneficial to all tenants of the Property;

          (3) costs incurred in connection with the making of repairs or replacements which are the obligation of another tenant or occupant of the Property;

          (4) advertising, marketing, promotional, public relations or brokerage fees, commissions or expenditures;

          (5) financing and refinancing costs in respect of any mortgage or security interest placed upon the Property or any portion thereof, including payments of principal, interest, finance or other charges, and any points and commissions in connection therewith;

          (6) cost (including, without limitation, attorneys' fees and disbursements) incurred in connection with any judgment, settlement or arbitration award resulting from any tort liability;

          (7) rent or other charges payable under any ground or underlying lease;

          (8)costs of any item which are reimbursed to Landlord by other tenants or third parties, or which are properly chargeable or attributable to a particular tenant or particular tenants;

          (9) any utility or other service used or consumed in the Premises leased or leasable to any tenant or occupant, including, without limitation, gas, electricity, water, sewer, cable, heat and air conditioning, if Tenant's use or consumption of such utility or other services is separately metered or sub-metered at the Premises or Tenant is charged a separate amount therefore;

          (10) costs incurred in connection with Landlord's preparation, negotiation, dispute resolution and/or enforcement of leases, including court costs and attorney's fees and disbursements in connection with any summary proceeding to dispossess any tenant, or incurred in connection with disputes with prospective tenants, employees, consultants, management agents, leasing agents, purchasers or mortgagees;

          (11) costs of any additions to or expansions of the Property or the Building;

          (12) cost of repairs, restoration or replacements occasioned by fire or other casualty or caused by the exercise of the right of eminent domain whether or not insurance proceeds or condemnation award proceeds are recovered or adequate for such purposes;

          (13) capital expenditures except those which are specifically permitted above;

          (14) the cost of performing, or correcting defects in, or inadequacies of, the Base Building Work or of otherwise correcting defects (including latent defects) in the Property;

          (15) the cost to make improvements, alterations and additions to the Property which are required in order to render the same in compliance with laws, rules, orders regulations and/or directives existing as of the date of this Lease;

          (16) the cost of environmental monitoring, compliance, testing and remediation performed in, on, about and around the Property;

          (17) any costs in the nature of fees, fines or penalties arising out of Landlord's breach of any obligations (contractual or at law and including, without limitation, costs, fines, interest, penalties and costs of litigation incurred as a result of late payment of taxes and/or utility bills), including attorney's fees related thereto;

          (18) depreciation, except with respect to capital expenditures; and

          (19) any cost resulting form the negligence of Landlord, its agents or its employees.

                                    EXHIBIT E
                        Rules and Regulations of Building

     The following regulations are generally applicable:

1. The public sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by Tenant (except as necessary for deliveries) or used for any purpose other than ingress and egress to and from the Premises.

2. No awnings, curtains, blinds, shades, screens or other projections shall be attached to or hung in, or used in connection with, any window of the Premises or any outside wall of the Building. Such awnings, curtains. blinds, shades, screens or other projections must be of a quality, type, design and color, and attached in the manner, approved by Landlord.

3. No show cases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor, if the Building is occupied by more than one tenant, displayed through interior windows into the atrium of the Building, nor placed in the halls, corridors or vestibules, provided that show cases or articles may be displayed through interior windows into the atrium of the Building (if any) with Landlord's prior written approval, such approval not to be unreasonably withheld or delayed so long as such display does not adverse affect the aesthetic integrity of the Building.

4. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were designed and constructed, and no sweepings, rubbish, rags, acids or like substances shall be deposited therein. All damages resulting from any misuse of the fixtures shall be borne by the Tenant.

5. Tenant shall not use the Premises or any part thereof or permit the Premises or any part thereof to be used as a public employment bureau or for the sale of property of any kind at auction, except in connection with Tenant's business.

6. Tenant must, upon the termination of its tenancy, return to the Landlord all locks, cylinders and keys to offices and toilet rooms of the Premises.

7. Landlord reserves the right to exclude from the Building after business hours and at all hours on days other than Business Days all persons connected with or calling upon the Tenant who do not present a pass to the Building signed by the Tenant or who are not escorted in the Building by an employee of Tenant. Tenant shall be responsible for all persons for whom it issues any such pass and shall be liable to the Landlord for all wrongful acts of such persons.

8. The requirements of Tenant will be attended to only upon application at the Building Management Office. Employees of Landlord shall not perform any work or do anything outside of their regular duties, unless under special instructions from the office of the Landlord.

9. There shall not be used in any space in the Building, or in the public halls of the Building, either by Tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards.

10. No vehicles or animals of any kind (other than laboratory animals) shall be brought into or kept in or about the Premises.

11. No tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of this or any neighboring building or premises or those having business with them whether by use of any musical instrument, radio, talking machine, unmusical noise, whistling, singing, or in any other way. No tenant shall throw anything out of the doors, windows or skylights or down the passageways.

12. The Premises shall not be used for lodging or sleeping or for any immoral or illegal purpose.

13. No smoking shall be permitted in the Premises or the Building. Smoking shall only be permitted in smoking areas outside of the Building which have been designated by the Landlord.

14. Landlord shall have the right, exercisable without notice and without liability to any tenant, to change the name and street address of the Building.

15. The rules and regulations set forth in Attachment I to this Exhibit, which is by this reference made a part hereof, are applicable to any Alterations being undertaken by or for Tenant in the Premises pursuant to Section 5.2 of the Lease.

                            Attachment I to Exhibit E
                  Rules and Regulations for Tenant Alterations

A.   General

     (1) All Alterations made by Tenant in, to or about the Premises shall be made in accordance with the requirements of this Exhibit and by contractors or mechanics approved by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed.

     (2) Tenant shall, prior to the commencement of any work, submit for Landlord's written approval, complete plans for the Alterations, with full details and specifications for all of the Alterations, in compliance with Section D below.

     (3) Alterations must comply with the Building Code applicable to the Property and the requirements, rules and regulations and any other governmental agencies having jurisdiction.

     (4) No work shall be permitted to commence before Tenant obtains and furnishes to Landlord copies of all necessary licenses and permits from all governmental authorities having jurisdiction.

     (5) All demolition, removals or other categories of work that may inconvenience other tenants or disturb Building operations, must be scheduled and performed before or after normal business hours, and Tenant shall provide Landlord with at least 24 hours' notice prior to proceeding with such work.

     (6) All inquiries, submissions, approvals and all other matters shall be processed through [e.g., Landlord's property manager].

     (7) All work, if performed by a contractor or subcontractor, shall be subject to reasonable inspection by Landlord's representative.

B.   Prior to Commencement of Work

     (1) Tenant shall submit to the Building manager a request to perform the work. The request shall include the following enclosures:

          (i) A list of Tenant's contractors and/or subcontractors for Landlord's approval.

          (ii) Four complete sets of plans and specifications properly stamped by a registered architect or professional engineer.

                              Attachment I - Page 1

          (iii) A properly executed building permit application form.

          (iv) Four executed copies of the Insurance Requirements Agreement in the form attached to this Exhibit as Attachment II and made a part hereof from Tenant's contractor and, if requested by Landlord, from the contractor's subcontractors.

          (v) Contractor's and subcontractor's insurance certificates, including an indemnity in accordance with the Insurance Requirements Agreement.

     (2)  Landlord will return the following to Tenant:

          (i) Two sets of plans approved or a disapproved with specific comments as to the reasons therefore (such approval or comments shall not constitute a waiver of approval of governmental authorities).

          (ii) Two fully executed copies of the Insurance Requirements
               Agreement.

     (3) Landlord's approval of the plans, drawings, specifications or other submissions in respect of any Alterations shall create no liability or responsibility on the part of Landlord for their completeness, design sufficiency or compliance with requirements of any applicable laws, rules or regulations of any governmental or quasi-governmental agency, board or authority.

     (4) Tenant shall obtain a building permit from the Building Department and necessary permits from other governmental agencies. Tenant shall be responsible for keeping current all permits. Tenant shall submit copies of all approved plans and permits to Landlord and shall post the original permit on the Premises prior to the commencement of any work.

C.   Requirements and Procedures

     (1) All structural and floor loading requirements shall be subject to the prior approval of Landlord's structural engineer.

     (2) All mechanical (HVAC, plumbing and sprinkler) and electrical requirements shall be subject to the approval of Landlord's mechanical and electrical engineers, which approval shall not be unreasonably withheld, conditioned or delayed, and all mechanical and electrical work shall be performed by contractors who are engaged by Tenant. When necessary, Landlord will require engineering and shop drawings, which drawings must be approved by Landlord, which approval shall not be unreasonably withheld, conditioned, or delayed before work is started. Drawings are to be prepared by Tenant and all approvals shall be obtained by Tenant.

                              Attachment I - Page 2

     (3) Elevator service for construction work shall be charged to Tenant at standard Building rates. Prior arrangements for elevator use shall be made with Building manager by Tenant. No material or equipment shall be carried under or on top of elevators. If an operating engineer is required by any union regulations, such engineer shall be paid for by Tenant.

     (4) If shutdown of risers and mains for electrical, HVAC, sprinkler and plumbing work is required, such work shall be supervised by Landlord's representative. No work will be performed in Building mechanical equipment rooms without Landlord's approval, which approval shall not be unreasonably withheld, conditioned or delayed, and under Landlord's supervision.

     (5)  Tenant's contractor shall:

          (i) have a superintendent or foreman on the Premises during the progress of the work;

          (ii) police the job at all times, continually keeping the Premises orderly;

          (iii) maintain cleanliness and protection of all areas, including elevators and lobbies.

          (iv) protect the front and top of all peripheral HVAC units and thoroughly clean them at the completion of work;

          (v) block off supply and return grills, diffusers and ducts to keep dust from entering into the Building air conditioning system; and

          (vi) avoid the unreasonable disturbance of other tenants.

     (6) If Tenant's contractor is negligent in any of its responsibilities, Tenant shall be charged for corrective work.

     (7) All equipment and installations must be equal to or greater than the standards generally in effect with respect to the remainder of the Building. Any deviation from such standards will be permitted only if indicated or specified on the plans and specifications and approved by Landlord, which approval shall not be unreasonably withheld, conditioned, or delayed.

     (8) A properly executed air balancing report signed by a professional engineer shall be submitted to Landlord upon the completion of all HVAC work.

                              Attachment I - Page 3

     (9) Upon completion of the Alterations, Tenant shall diligently pursue, and upon receipt shall submit to Landlord, a permanent certificate of occupancy and final approval by the other governmental agencies having jurisdiction.

     (10) Tenant shall submit to Landlord a final "as-built" set of drawings showing all items of the Alterations in full detail.

     (11) Additional and differing provisions in the Lease, if any, will be applicable and will take precedence.

D.   Standards for Plans and Specifications.

     Whenever Tenant shall be required by the terms of the Lease (including this Exhibit) to submit plans to Landlord in connection with any Alterations, such plans shall include at least the following:

     (1) Floor plan indicating location of partitions and doors (details required of partition and door types).

     (2) Location of standard electrical convenience outlets and telephone outlets.

     (3) Location and details of special electrical outlets; e.g., photocopiers, etc.

     (4) Reflected ceiling plan showing layout of standard ceiling and lighting fixtures. Partitions to be shown lightly with switches located indicating fixtures to be controlled.

     (5) Locations and details of special ceiling conditions, lighting fixtures, speakers, etc.

     (6) Location and specifications of floor covering, paint or paneling with paint colors to be approved by Landlord in its reasonable discretion.

     (7) Finish schedule plan indicating wall covering, paint, or paneling with paint colors to be approved by Landlord in its reasonable discretion.

     (8) Details and specifications of special millwork, glass partitions, rolling doors and grilles, blackboards, shelves, etc.

     (9) Hardware schedule indicating door number keyed to plan, size, hardware required including butts, latchsets or locksets, closures, stops, and any special items such as thresholds, soundproofing, etc. Keying schedule is required.

     (10) Verified dimensions of all built-in equipment (file cabinets, lockers, plan files, etc.)

                              Attachment I - Page 4

     (11) Location and weights of storage files.

     (12) Location of any special soundproofing requirements.

     (13) Location and details of special floor areas exceeding 50 pounds of live load per square foot.

     (14) All structural, mechanical, plumbing and electrical drawings, to be prepared by the Tenant's engineers, necessary to complete the Premises in accordance with Tenant's plans.

     (15) All drawings to be uniform size (30" x 46") and shall incorporate standard project electrical and plumbing symbols and be at a scale of 1/8" = 1' or larger.

     (16) All drawings shall be stamped by an architect (or, where applicable, an engineer) licensed in the jurisdiction in which the Property is located and without limiting the foregoing, shall be sufficient in all respects for submission to applicable authorization in connection with a building permit application.


                              Attachment I - Page 5

                           Attachment II to Exhibit E
                       Contractor's Insurance Requirements

Building:

Landlord:

Tenant:

Premises:

The undersigned contractor or subcontractor ("Contractor") has been hired by the tenant named above (hereinafter called "Tenant") of the Building named above (or by Tenant's contractor) to perform certain work ("Work") for Tenant in the Premises identified above. Contractor and Tenant have requested the landlord named above ("Landlord") to grant Contractor access to the Building and its facilities in connection with the performance of the Work, and Landlord agrees to grant such access to Contractor upon and subject to the following terms and conditions:

     1. Contractor agrees to indemnify and save harmless Landlord and its respective officers, employees and agents and their affiliates, subsidiaries and partners, and each of them, from and with respect to any claims, demands, suits, liabilities, losses and expenses, including reasonable attorneys' fees, arising out of or in connection with the Work (and/or imposed by law upon any or all of them) because of personal injuries, bodily injury (including death at any time resulting therefrom) and loss of or damage to property, whether such injuries to person or property are claimed to be due to the negligence of the Contractor or of the Tenant.

     2. Contractor shall provide and maintain at its own expense, until completion of the Work, the following insurance:

          (a) Workmen's Compensation and Employers, Liability Insurance covering each and every workman employed in, about or upon the Work, as provided for in each and every statute applicable to Workmen's Compensation and Employers' Liability Insurance.

          (b) Comprehensive General Liability Insurance including coverages for Protective and Contractual Liability (to specifically include coverage for the indemnification clause of this Agreement) for not less than the following limits:

     Personal Injury:
     $3,000,000 per occurrence
     $5,000,000 in the aggregate

     Property Damage:
     $3,000,000 per occurrence, $3,000,000 aggregate



                             Attachment II - Page 1

          (c) Comprehensive Automobile Liability Insurance (covering all owned, non-owned and/or hired motor vehicles to be used in connection with the
     Work) for not less than the following limits:

     Bodily Injury:
     $1,000,000 per occurrence
     $1,000,000 in the aggregate

     Property Damage:
     $1,000,000 per occurrence

     Contractor shall furnish a certificate from its insurance carrier or carriers to the Building office before commencing the Work, showing that it has complied with the above requirements regarding insurance and providing that the insurer will give Landlord ten (10) days' prior written notice of the cancellation of any of the foregoing policies.

     3. Contractor shall require all of its subcontractors engaged in the Work to provide the following insurance:

          (a) Comprehensive General Liability Insurance including Protective and Contractual Liability coverages with limits of liability at least equal to the limits stated in paragraph 2(b).

          (b) Comprehensive Automobile Liability Insurance (covering all owned, non-owned and/or hired motor vehicles to be used in connection with the
     Work) with limits of liability at least equal to the limits stated in paragraph 2(c).

     Upon the request of Landlord, Contractor shall require all of its subcontractors engaged in the Work to execute an Insurance Requirements agreement in the same form as this Agreement.

     Agreed to and executed this day of ______________, 19__.


Contractor:



By:_____________________________________________________________________________

By:_____________________________________________________________________________

By:_____________________________________________________________________________


                             Attachment II - Page 2

                                    EXHIBIT F
                                  Parking Areas


                             [Image of Parking Area]

                                    EXHIBIT G
                               Base Building Work

Premises Base Building Work:

1. Landlord will construct a Sub Slab Depressurization System ("SSDS") in substantial accordance with the design and specifications attached hereto as Attachment I to Exhibit G. Final design shall be subject to modifications by Landlord's Licensed Site Professional ("LSP") which shall use generally accepted industry standards in the design and modification of the SSDS.

2. Landlord will demolish the existing non-structural improvements in the Premises, including piping (excluding the main sprinkler hook up), HVAC ductwork and equipment and electrical conduit.

3. Landlord will demolish the north building (west 7) and the top two floors of the premises.

4. Landlord will abate asbestos within the Premises and deliver the Premises vacant.

5.   Landlord will provide base building improvements as follows:

     o New facade and glazing for the premises substantially in accordance with the attached drawings provided by Maugel Architects (SK #081501d), dated August 15, 2001

     o New roof membrane, Carlisle EPDM 0.060 on1/2" fiberboard on rigid R20 insulation (15 year warranty)

     o Electrical switchgear to tenant space capable of providing 1000 amp/480 volt service.

     o All demising walls within premises in accordance with the attached plan by Maugel Architects ( SK # 081501b) dated August 15, 2001

     o    Life safety systems which are fully addressable, wet sprinkler system

Common Facilities Base Building Work:

     o New passenger elevator adjacent to new main entrance at the north side of the building

     o    New bathrooms in accordance with code

     o Lobby and common areas in accordance with the attached drawing by Maugel Architects ( SK # 081501c) dated August 15, 2001.

     o    Site landscaping, repaving and restriping as needed

                            Attachment I to Exhibit G

                                 (see attached)

        [Attachment to Attachment I to Exhibit G is Image of SSDS design]

                                    EXHIBIT H
                              Form Letter of Credit

                                 (NAME OF BANK)
                      IRREVOCABLE STANDBY LETTER OF CREDIT


Date of Issue:_______________ __, 2001                                 No.______

APPLICANT:                                             BENEFICIARY:

[Tenant]                                               [Landlord]
------------------------                               -------------------------

------------------------                               -------------------------

------------------------                               -------------------------



AMOUNT:  $_______

At the request and for the account of _______________ (the "Account Party"), we hereby establish in your favor our irrevocable Letter of Credit No. ________ in the amount of ______________________ Dollars ($--------).

This Letter of Credit is issued with respect to that certain lease agreement, by and between you, as Landlord, and the Account Party, as Tenant. Said lease agreement, and any amendments or modifications thereof, is hereinafter referred to as the "Lease." Our obligations under this Letter of Credit are solely as set forth herein and are completely independent of the obligations of the Account Party under the Lease. We do not undertake any obligation under the Lease, nor do we undertake any responsibility to ascertain any facts, or to take any other action, with respect to the Lease, and we acknowledge that our obligations under this Letter of Credit shall not be affected by any circumstance, claim or defense of any party as to the enforceability of the Lease or any dispute as to the accuracy of the Statement (as defined below). The references to the Lease in this Letter of Credit are solely to describe the required contents of the Statement.

Funds under this Letter of Credit are available to you against presentation of the following documents at our office at ______________________ prior to close of business on the expiration date set forth below.

1. The original of this Letter of Credit.

2. Your sight draft on us in an amount not exceeding the amount of this Letter of Credit (less sums previously paid by us hereunder) executed by the person executing the Statement and bearing the number of this Letter of Credit; and

3. A statement (the "Statement") executed by a natural person, stating that such person is your duly authorized representative, and that you are entitled to draw upon this Letter of Credit.

The expiration date of this Letter of Credit is ____________________, provided, however, that the expiration date of this Letter of Credit shall be automatically extended, without notice of amendment, for successive one (1) year periods, unless we give you written notice of our election not to extend the expiration date ("Notice of Non-Renewal") not later than sixty (60) days prior to the date this Letter of Credit is scheduled to expire. A Notice of Non-Renewal shall be effective when actually delivered by certified mail, return receipt requested, or courier service to your address set forth above or such other address and/or person as you shall specify to us for such purpose by written notice received by us prior to the time the Notice of Non-Renewal is sent.

This Letter of Credit is transferable in its entirety through us and successive transfers shall be permitted. There will be no charge for the transfer of this Letter of Credit. We will honor complying drafts presented hereunder by a transferee (and cease to honor drafts presented hereunder by you) upon our receipt of the fully executed transfer form attached hereto as Exhibit 1.

This Letter of Credit may be drawn upon in one or more drafts not exceeding in the aggregate, the amount available hereunder.

We hereby issue this Letter of Credit in your favor, and we hereby undertake to honor all drafts drawn under and in compliance with the terms of this Letter of Credit.

This Letter of Credit shall be governed by and construed in accordance with the Uniform Customs and Practices for Documentary Credits (1993 Revision) International Chamber of Commerce Publication 500.



-------------------------
Authorized Signature

                                    EXHIBIT 1

                    [TRANSFER FORM - to be provided by Bank]




















                               Exhibit 1 - Page 1

                                    EXHIBIT I

                      Tenant's Approved Hazardous Materials


                                 (see attached)

                         Exhibit I- Hazardous Materials

This list is a representative sample of materials used at Repligen. The manufacturing chemicals are used in larger quantities (over 5 liters). The research chemicals are used in smaller quantities, milligrams or grams. Currently, Repligen performs very little radioactive work, but continue to maintain our license.

Manufacturing Chemicals
-------------------------------------------
Acetic Acid
Cupric Sulfate
EDTA
Ethanol 200 Proof
Hydrochloric Acid
Phosphoric Acid
Potassium Chloride
Sodium borohydride
Sodium Carbonate
Sodium Chloride
Sodium Hydroxide Pellets
Sodium Hydroxide Solution 50% W/W
Sodium m-Periodate
Thimerosal
Tris - HCL
Tris Base
Triton X-100
Research Chemicals
-------------------------------------------
Acetone
Acetonitrile
Coomassie Blue
Diaminobenzidine
DMSO
Formic Acid
Guanidine
Hexane
Hydrochloric Acid
Isopropanol
Methanol
Methylene Chloride
Methylethyl ketone
Nitric Acid
Phosphoric Acid

Polyethylene Glycol
Sodium Hydroxide
Sulfuric Acid
Tetrahydrofuran
Tolulene
Urea
Radioactive materials
-------------------------------------------
3H
14C
32P
35s
51Cr
125I

                                    EXHIBIT J

                                 Notice of Lease




     Notice is hereby given pursuant to Massachusetts General Laws, Chapter 183,
Section 4 of the following lease (the "Lease"):



1.       Landlord:               West Seyon LLC, a Delaware limited liability
                                 company.

2.       Tenant:                 Repligen Corporation, a Delaware Corporation.

3.       Date of Lease:          __________________, 2001.

4.       Premises:               24,468 rentable square feet of space, as more
                                 particularly described in the Lease, in the Building known and numbered as 35 Seyon Street, Waltham, Massachusetts, and more particularly described on Exhibit A attached hereto.

5.       Commencement
         Date:                   The later to occur of (i) December 1, 2001, or
                                 (ii) the Premises Base Building Substantial
                                 Completion Date (as defined in the Lease).

6.       Initial Lease Term:     Ten (10) years.

7.       Extension Rights:       Two (2) options to extend the term for five (5)
                                 years each, on the terms and conditions
                                 provided for by the Lease.

     The foregoing is a summary of certain terms of the Lease for purposes of giving notice thereof, and shall not be deemed to modify or amend the terms of the Lease.

     This Notice is executed under seal this 10 day of October, 2001.



                                       LANDLORD:  WEST SEYON LLC


                                       By:__________________________
                                          Name:
                                          Title:




                                       TENANT:  REPLIGEN CORPORATION


                                       By:__________________________
                                          Name:
                                          Title:




                          COMMONWEALTH OF MASSACHUSETTS



_________________, ss.                                       __________ __, 2001



     Then personally appeared the above-named __________________, and acknowledged the foregoing instrument to be his free act and deed as __________________ of _________________________________, before me,


                                       ________________________________________
                                       Notary Public
                                       My Commission Expires:__________________

                          COMMONWEALTH OF MASSACHUSETTS



_________________, ss.                                       __________ __, 2001



     Then personally appeared the above-named __________________, and acknowledged the foregoing instrument to be his free act and deed as __________________ of _________________________________, before me,


                                       ________________________________________
                                       Notary Public
                                       My Commission Expires:__________________

                                    EXHIBIT K

                      ALTERATIONS TO BE RETAINED BY TENANT

                                 (see attached)

                 Exhibit K Alterations to be kept by the Tenant


Improvements that Repligen would be able to remove at the end of the lease are the following:

Autoclave sterilizer

Backup Generator

Cages

Cubicles

Dishwasher

Fume hoods

Glass washer/drier

Phone system

Reverse osmosis water system

Security system

Steam generator

Walk-in freezers/cold rooms

Water purification system

                                    EXHIBIT L

                              ENVIRONMENTAL REPORTS


Inspection and Monitoring Reports, dated July 2000 through December 2000, prepared by GZA GeoEnvironmental, Inc.

                                    EXHIBIT M

                            TENANT'S EXTERIOR SIGNAGE

                           [Image of Exterior Signage]

                                    EXHIBIT N

                              TENANT'S LAYOUT PLAN

                                 (see attached)

Landlord hereby consents to the general layout of Tenant's walls in the Premises, as set forth in the attached Exhibit N, however, Landlord reserves further approval rights in the event the attached layout affects in any manner, or may affect in any manner, any Building systems, including, without limitation, mechanical, electrical, and plumbing systems. In addition, Landlord's approval hereto shall not impose upon Landlord any responsibility or liability whatsoever to Tenant, nor shall it be deemed to imply that the Layout Plan conforms with applicable laws and building codes, for which Tenant, at its sole cost and expense, shall be responsible. Landlord and Tenant shall cooperate in integrating all doors in the Premises that open to Common Facilities of the Building with the Common Facilities design. Tenant shall use reasonable efforts to minimize the number of doors opening into the Common Facilities.


           [Attachment to Exhibit N is Image of Tenant's Layout Plan]